                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130524


                                  [C-BASS LOGO]


--------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS New Issue Term Sheet

$342,804,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2007-CB5

Offered Certificates:      A-1, A-2, A-3,
                           M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 & M-9

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

May 23, 2007

                        [BANK OF AMERICA SECURITIES LOGO]


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


                             IRS CIRCULAR 230 NOTICE

              THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN
              CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB5

--------------------------------------------------------------------------------
                                 CERTIFICATES/1/
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                       Expected        Expected/Final
                                                                       Principal          Scheduled
                 Expected                  Class/   Expected           Window           Distribution         Expected Ratings
               Approximate     Interest  Principal  WAL (yrs)           (mos)              Date/5/        __________________________
Class            Size/2/        Type       Type     (Call/Mat)        (Call/Mat)         (Call/Mat)      Moody's    S&P      DBRS/8/
------------------------------------------------------------------------------------------------------------------------------------
A-1(3)(4)(6)   165,332,000    Floating       Seq    1.00 / 1.00      1-22 / 1-22         Mar-09/Mar-09     Aaa       AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
A-2(3)(4)(6)    91,555,000    Floating       Seq    3.00 / 3.00     22-73 / 22-73        Jun-13/Jun-13     Aaa       AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
A-3(3)(4)(6)    22,908,000    Floating       Seq    6.38 / 8.79     73-77 / 73-183       Oct-13/Aug-22     Aaa       AAA       AAA
------------------------------------------------------------------------------------------------------------------------------------
  M-1(3)(4)     12,993,000    Floating      Mezz    4.78 / 5.29     46-77 / 46-153       Oct-13/Feb-20     Aa1       AA+      AA(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-2(3)(4)     12,281,000    Floating      Mezz    4.62 / 5.11     43-77 / 43-147       Oct-13/Aug-19     Aa2       AA        AA
------------------------------------------------------------------------------------------------------------------------------------
  M-3(3)(4)      6,941,000    Floating      Mezz    4.54 / 5.01     42-77 / 42-139       Oct-13/Dec-18     Aa3       AA-       AA
------------------------------------------------------------------------------------------------------------------------------------
  M-4(3)(4)      6,230,000    Floating      Mezz    4.50 / 4.95     41-77 / 41-133       Oct-13/Jun-18      A1       A+       AA(l)
------------------------------------------------------------------------------------------------------------------------------------
  M-5(3)(4)      5,874,000    Floating      Mezz    4.46 / 4.89     40-77 / 40-128       Oct-13/Jan-18      A2        A         A
------------------------------------------------------------------------------------------------------------------------------------
  M-6(3)(4)      5,518,000    Floating      Mezz    4.44 / 4.84     39-77 / 39-122       Oct-13/Jul-17      A3       A-       A(l)
------------------------------------------------------------------------------------------------------------------------------------
  M-7(3)(4)      5,340,000    Floating      Mezz    4.41 / 4.77     39-77 / 39-115       Oct-13/Dec-16     Baa1     BBB+     BBB(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-8(3)(4)      3,738,000    Floating      Mezz    4.39 / 4.70     38-77 / 38-107       Oct-13/Apr-16     Baa2      BBB     BBB(h)
------------------------------------------------------------------------------------------------------------------------------------
  M-9(3)(4)      4,094,000    Floating      Mezz    4.38 / 4.62     38-77 / 38-100       Oct-13/Sep-15     Baa3     BBB-       BBB
------------------------------------------------------------------------------------------------------------------------------------
B-1(3)(4)(7)     3,560,000     Fixed         Sub                     Not offered hereby                     Ba1       BB+      BB(h)
------------------------------------------------------------------------------------------------------------------------------------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Senior and Class M Certificates will settle flat. The Class B-1 Certificates will settle with accrued interest, beginning on May 1, 2007.

(2)  The  Approximate  Size is subject to a permitted  variance of plus or minus
     5%.

(3) The certificate margins on the Senior Certificates will equal 2 times their original applicable margins on the first Distribution Date after the Optional Termination Date. The certificate margin on each class of the Class M Certificates will equal 1.5 times its original certificate margin on the first Distribution Date after the Optional Termination Date. The coupon on the Class B-1 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date.

(4)  The Certificates will be subject to a Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class A-1, Class A-2 and Class A-3 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
Fixed Rate Mortgage Loans:         The Pricing Speed for the fixed rate Mortgage
                                   Loans is 23% HEP (assumes that prepayments start at 2.3% CPR in month 1, increase to 23%
                                   CPR by month 10, and  remain constant  at 23%
                                   CPR thereafter).

Adjustable Rate                    The  Pricing  Speed  for  the adjustable rate
Mortgage Loans:                    Mortgage  Loans  is  100%  PPC  (assumes that
                                   prepayments start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month
                                   27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------
Deal Information                                 Collateral Information
Expected Pricing       Week of May 21st, 2007    Cut-off Date         05/01/2007
Expected Closing       05/31/2007
First Distribution     06/25/2007
Expected Stepdown      06/25/2010

Bond Information


                             Initial                                    Final Scheduled        REMIC
                             Accrual     Interest Accrual    Delay     Distribution Date      Maturity
  Class       Dated Date      Days*           Method          Days       (Call/Mat) **        Date ***
   A-1        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   A-2        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   A-3        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-1        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-2        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-3        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-4        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-5        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-6        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-7        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-8        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   M-9        05/31/2007        0             Act/360           0         04/25/2037        04/25/2047
   B-1                                                  Not offered hereby
------------------------------------------------------------------------------------------------------

*    See footnote (1) on page 3.
**   The Final Scheduled  Distribution Date is calculated as the month after the maturity of the latest maturing 30-year Mortgage Loan in the Mortgage Pool.
*** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

Banc of America Securities LLC

Mortgage Trading/Syndicate
--------------------------
Pat Beranek                       (212) 847-5095     patrick.beranek@bankofamerica.com
Ileana Chu                        (212) 847-5095     ileana.i.chu@bankofamerica.com
Charlene Balfour                  (212) 847-5095     charlene.c.balfour @bankofamerica.com
Aaron Books                       (212) 847-5095     aaron.s.books@bankofamerica.com
Jordan Chirico                    (212) 847-5095     jordan.chirico@bankofamerica.com


Global Structured Finance                            Fax:  (704) 388-9668
-------------------------
Chris Schiavone                   (704) 387-1853     chris.schiavone@bankofamerica.com
Juanita Deane-Warner              (212) 583-8405     juanita.l.deane-warner@bankofamerica.com
Niki Hogue                        (704) 387-1855     nikole.hogue@bankofamerica.com
Adarsh Dhand                      (704) 683-5412     adarsh.dhand@bankofamerica.com
Rahul Mukherjee                   (704) 683-5179     rahul.mukherjee@bankofamerica.com
Brandon Crooks                    (704) 388-1720     brandon.crooks@bankofamerica.com
Ken Hart                          (704) 683-5707     james.k.hart@bankofamerica.com


Rating Agencies
Odile Grisard Boucher- Moody's    (212) 553-1382     odile.grisardboucher@moodys.com
Sudhir Sharma - S&P               (212) 438-3047     sudhir_sharma@standardandpoors.com
Quincy Tang - DBRS                (212) 806-3256     qtang@dbrs.com

----------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Title of Securities:             C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2007-CB5.

Senior Certificates:             The  Class   A-1,   Class  A-2  and  Class  A-3
                                 Certificates.

Class M Certificates:            The Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class M-5, Class M-6, Class M-7, Class  M-8 and
                                 Class   M-9   Certificates  (collectively,  the
                                 "Mezzanine Certificates").

Subordinate Certificates:        The Class  B-1  Certificates.  The  Subordinate
                                 Certificates will be privately placed and will not be offered pursuant to the prospectus.

Offered Certificates:            The Senior Certificates and the Class M
                                 Certificates.

Certificates:                    The   Senior    Certificates,   the   Class   M
                                 Certificates, the Subordinate Certificates, the
                                 Class CE-1, C lass CE-2,  Class P, Class  R and
                                 Class R-X Certificates.

Lead Manager:                    Banc of America Securities LLC.

Co-Manager:                      Barclays Capital Inc.

Depositor:                       Asset Backed Funding Corporation.

Servicer:                        Litton Loan  Servicing LP, a subsidiary  of the
                                 Seller.

Seller:                          Credit-Based Asset Servicing and Securitization
                                 LLC ("C-BASS").

Sponsor:                         C-BASS

Trustee:                         LaSalle Bank National Association.

Supplemental Interest Trust
Trustee:                         LaSalle Bank National Association.

Custodian:                       The Bank of New York.

Significant Originators          Fieldstone    Mortgage      Company   (22.50%),
(+10%)                           Wilmington Finance,  Inc. (19.99%), New Century
                                 Mortgage   Corporation  (19.93%)  and  People's
                                 Choice Home Loan, Inc. (19.70%).

Swap Provider                    [ ]. The Swap Provider will be  rated  at least
                                 "A2" by Moody's and "A" by S&P.

Cap Provider                     [ ]. The Cap  Provider  will  be rated at least
                                 "A2" by Moody's and "A" by S&P.

Rating Agencies:                 Moody's Investors Service ("Moody's"), Standard
                                 & Poor's ("S&P"), Dominion Bond Rating Service,
                                 Inc ("DBRS")

Cut-off Date:                    The close of business on May 1, 2007.

Closing Date:                    On or about May 31, 2007.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


Distribution Dates:              Distribution  of principal  and interest on the
                                 Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2007.

Payment Delay:                   With   respect   to  the  Senior  and  Class  M
                                 Certificates, 0 days. With respect to the Class
                                 B-1 Certificates, 24 days.

Day Count:                       With   respect   to  the  Senior  and  Class  M
                                 Certificates, Actual/360. With respect to the Class B-1 Certificates, 30/360.

Collection Period:               The  period  from the  second day of a calendar
                                 month through the first day of the following calendar month.

Prepayment Period:               The  period  from the  16th  day of a  calendar
                                 month through the 15th day of the following calendar month (or, in the case of the first
                                 Prepayment  Period, the period from the Cut-off
                                 Date through the 15th of the following calendar month).

Servicing Fee:                   0.50% per annum;  provided,  however, for so as
                                 long as Litton Loan Servicing LP remains as servicer, 0.15% per annum (payable monthly) of the servicing fee will be paid to Litton Loan
                                 Servicing LP and 0.35% per annum (payable monthly) will be paid to the holder(s) of the Class CE-2 Certificates.

Trustee Fee:                     0.01% per annum.

Optional Termination Date:       Any  Distribution  Date on which the  aggregate
                                 principal  balance of the Mortgage Loans is 10%
                                 or  less  than  the   aggregate   Cut-off  Date
                                 principal balance of the Mortgage Loans.

Denomination:                    $100,000  minimum and  increments  $1 in excess
                                 thereof  for  the  Senior   Certificates,   the
                                 Mezzanine   Certificates  and  the  Subordinate
                                 Certificates.

ERISA Eligibility:               The  Offered  Certificates,  exclusive  of  the
                                 right to receive payments from the Supplemental
                                 Interest  Trust in respect of the Interest Rate
                                 Swap   Agreement  and  the  Interest  Rate  Cap
                                 Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to Title I of the Employee Retirement Income Security Act of
                                 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended
                                 (the "Code") (collectively, a "Plan") subject to certain conditions.

                                 Prior to the termination of the Supplemental Interest Trust, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Offered Certificates.

                                 Investors should consult with their counsel with respect to the consequences under ERISA and the Code of a Plan's acquisition and ownership of the Offered Certificates.

SMMEA Eligibility:               The  Offered  Certificates  will  not  be SMMEA
                                 eligible.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Tax Status:                      For  federal   income  tax  purposes,   certain
                                 segregated   portions  of  the  Trust  will  be
                                 treated  as one or more "real  estate  mortgage
                                 investment conduits" (each, a "REMIC"). Each of
                                 the Offered Certificates  represent an interest
                                 in two assets for federal  income tax purposes:
                                 (i) a "regular interest" in a REMIC, which will
                                 be treated as newly-originated debt instruments
                                 for most  federal  income tax purposes and (ii)
                                 the  right to  payment  of Rate  Cap  Carryover
                                 Amounts and the  obligation to make payments to
                                 the  Supplemental   Interest  Trust,  which  is
                                 expected to represent an interest in a notional
                                 principal   contract  for  federal  income  tax
                                 purposes.

Monthly Servicer Advances:       The  Servicer  is  required to advance at least
                                 one  business  day  prior to each  Distribution
                                 Date scheduled  principal and interest payments
                                 (net of the Servicing Fee) that were due during
                                 the  related  Collection  Period  that  are not
                                 received  by  the  related  determination  date
                                 until   it   deems   such    advances   to   be
                                 non-recoverable.  The  Servicer  will make only
                                 limited  advances  with  respect  to the unpaid
                                 principal  balance  remaining  at maturity of a
                                 balloon  loan,  will not make any  advances  of
                                 principal on REO properties and is not required
                                 to make any  advances  of  principal  on second
                                 lien  mortgage  loans.   The  Servicer  is  not
                                 obligated  to make such advance with respect to
                                 a  reduction  in  the  monthly  payment  due to
                                 bankruptcy  proceedings  or the  application of
                                 the   Servicemembers   Civil  Relief  Act  (the
                                 "Relief Act") or any similar state or local laws.

Mortgage Loans:                  The Mortgage Loans consist of 1,667  conforming
                                 and  non-conforming,  fixed rate and adjustable
                                 rate,  conventional  closed-end  Mortgage Loans
                                 with  an   aggregate   principal   balance   of
                                 approximately $355,973,433 secured by 1st and 2nd lien, level pay, dual amortization step pay, interest only, and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan Servicing LP.

                                 The statistical information presented herein concerning the mortgage loans is based on the pool of mortgage loans as of the cut off date, which is May 1, 2007. The information regarding the mortgage loans is based on the principal balance of the mortgage loans as of the cut off date assuming the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut off date. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut off date as presented herein, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5.0% from the cut-off pool of mortgage loans described in this free writing prospectus. Please see the collateral tables herein for additional information.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

Realized Losses:                 Losses   resulting  from  the   liquidation  of
                                 defaulted  mortgage loans will first be applied
                                 to  excess  interest,  if any,  amounts  in the
                                 Supplemental  Interest  Trust, if any, and will
                                 then     reduce     the     level     of    the
                                 Overcollateralization  Amount.  If  there is no
                                 excess interest, no amounts in the Supplemental
                                 Interest  Trust  and  no  Overcollateralization
                                 Amount,  such losses will be  allocated  to the
                                 Class  M  Certificates   and  the   Subordinate
                                 Certificates  in reverse  order of seniority as
                                 follows:  to the Class B-1,  Class  M-9,  Class
                                 M-8,  Class M-7,  Class M-6,  Class M-5,  Class
                                 M-4,   Class  M-3,  Class  M-2  and  Class  M-1
                                 Certificates  in that  order.  Realized  Losses
                                 will   not   be   allocated   to   the   Senior
                                 Certificates.

Special Hazard Losses:           Special  Hazard Losses are  generally  Realized
                                 Losses that result from direct  physical damage
                                 to  mortgaged   properties  caused  by  natural
                                 disasters  and other  hazards (i) which are not
                                 covered by hazard  insurance  policies (such as
                                 earthquakes)  and (ii) for  which  claims  have
                                 been  submitted  and  rejected  by the  related
                                 hazard  insurer and any  shortfall in insurance
                                 proceeds   for   partial   damage  due  to  the
                                 application   of   the   co-insurance   clauses
                                 contained in hazard insurance policies. Special
                                 Hazard  Losses will be  allocated  as described
                                 above,  except that if the aggregate  amount of
                                 such losses,  as of any date of  determination,
                                 exceeds  the  greatest  of  (i)  1.00%  of  the
                                 principal  balance of the Mortgage  Loans as of
                                 the Cut-off Date,  (ii) two times the amount of
                                 the principal  balance of the largest  Mortgage
                                 Loan or (iii) an amount equal to the  aggregate
                                 principal balances of the Mortgage Loans in the
                                 largest zip-code  concentration in the State of
                                 California,   such   excess   losses   will  be
                                 allocated  among  all the  outstanding  classes
                                 (other than the Senior Certificates), pro rata,
                                 based on their respective certificate principal
                                 balances.   Any  losses  allocated  as  Special
                                 Hazard Losses will not be reimbursed through excess interest.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


Interest Rate Swap               On the Closing Date, the Supplemental Interest
Agreement                        Trust  Trustee  on behalf  of the  supplemental
                                 interest  trust  (the  "Supplemental   Interest
                                 Trust")  will enter into an Interest  Rate Swap
                                 Agreement  with a notional  amount equal to, on
                                 each  Distribution  Date,  the  "Swap  Notional
                                 Amount."   Under   the   Interest   Rate   Swap
                                 Agreement,  on or before each Distribution Date
                                 commencing with the  Distribution  Date in June
                                 2007 and ending with the  Distribution  Date in
                                 April  2011  the  Supplemental  Interest  Trust
                                 Trustee, on behalf of the Supplemental Interest
                                 Trust,  shall be  obligated  to pay to the Swap
                                 Provider a fixed  amount for that  Distribution
                                 Date,  equal to the product of (x) a fixed rate
                                 equal to 5.20% per annum, (y) the Swap Notional
                                 Amount  (as  set  forth  in the  Swap  Schedule
                                 below)  for  that  Distribution  Date and (z) a
                                 fraction, the numerator of which is 30 (or, for
                                 the first Distribution Date, the number of days
                                 elapsed from and including  the effective  date
                                 (as   defined   in  the   Interest   Rate  Swap
                                 Agreement)   to   but   excluding   the   first
                                 Distribution  Date,   determined  on  a  30/360
                                 basis) and the denominator of which is 360, and
                                 the Swap  Provider  will be obligated to pay to
                                 the  Supplemental  Interest  Trust  Trustee (on
                                 behalf of the  Supplemental  Interest  Trust) a
                                 floating  amount  for that  Distribution  Date,
                                 equal to the product of (x) One-Month LIBOR, as
                                 determined  pursuant to the Interest  Rate Swap
                                 Agreement,  for the related  calculation period
                                 (as   defined   in  the   Interest   Rate  Swap
                                 Agreement), (y) the Swap Notional Amount (as set forth in the Swap Schedule below) for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.
                                 Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap
                                 Payment"). See the attached schedule for the Swap Notional Amount for each Distribution
                                 Date.

                                 Generally, the Net Swap Payment will be deposited into a swap account (the "Swap
                                 Account") by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed as described below under "Supplemental Interest Trust Distributions" and in accordance with the terms set forth in the Pooling and Servicing Agreement. The Swap Account will be part of the Supplemental Interest Trust but not an asset of any REMIC.

                                 Upon early termination of the Interest Rate Swap Agreement, the Supplemental Interest Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full generally, prior to distributions to certificateholders.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------


Interest Rate Swap               In the  event  that the  Supplemental  Interest
Agreement (cont.)                Trust receives a Swap Termination  Payment, and
                                 a successor  Swap Provider  cannot be obtained,
                                 then  such  Swap  Termination  Payment  will be
                                 deposited  into  a  reserve   account  and  the
                                 Supplemental  Interest Trust  Trustee,  on each
                                 subsequent Distribution Date, will withdraw the
                                 amount  of  any  Net  Swap  Payment  due to the
                                 Supplemental   Interest  Trust  (calculated  in
                                 accordance  with  the  terms  of  the  original
                                 Interest Rate Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement.

                                 A "Defaulted Swap Termination Payment" means any payment required to be made by the
                                 Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an event of default under the Interest Rate Swap Agreement with respect to which the Swap Provider is the defaulting party or a termination event (including a downgrade termination event) under that agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

Interest Rate Cap Agreement      On the Closing Date, the Supplemental  Interest
                                 Trust  Trustee will enter into an Interest Rate
                                 Cap Agreement with an initial  notional  amount
                                 of  $2,326,599.  Under  the  Interest  Rate Cap
                                 Agreement,  the Cap Provider  will be obligated
                                 to pay,  on or before  each  Distribution  Date
                                 commencing with the  Distribution  Date in July
                                 2007 and ending with the  Distribution  Date in
                                 May 2012, to the  Supplemental  Interest  Trust
                                 Trustee an amount  equal to the  product of (a)
                                 the  excess,  if any,  of (i) the then  current
                                 1-month  LIBOR  rate  over (ii)  5.32%,  (b) an
                                 amount  equal to the lesser of (x) the  Maximum
                                 Cap  Notional  Amount set forth  herein and (y)
                                 the  excess,  if  any,  of  (A)  the  aggregate
                                 certificate balance of the Senior and Mezzanine
                                 Certificates  (prior to taking into account any
                                 distributions on such  distribution  date) over
                                 (B) the then current  notional amount set forth
                                 on the attached  Interest  Rate Swap  Agreement
                                 schedule,  and (c) a fraction, the numerator of
                                 which is equal to the actual  number of days in
                                 the   related   calculation   period   and  the
                                 denominator of which is 360.

                                 Generally, the interest rate cap payments will be deposited into the Supplemental Interest Trust by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Trust will be distributed as described below under "Supplemental Interest Trust Distributions" and in accordance with the terms set forth in the Pooling and Servicing Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:              Credit   enhancement   for  the   structure  is
                                 provided by Excess  Interest,  the Supplemental
                                 Interest   Trust,   Overcollateralization   and
                                 Subordination.

                                 Certificate Credit Enhancement
                                 ------------------------------

                                 (1) The Senior Certificates are enhanced by Excess Interest, approximately 18.70% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (2) The Class M-1 Certificates are enhanced by Excess Interest, approximately 15.05% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (3) The Class M-2 Certificates are enhanced by Excess Interest, approximately 11.60% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (4) The Class M-3 Certificates are enhanced by Excess Interest, approximately 9.65% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (5) The Class M-4 Certificates are enhanced by Excess Interest, approximately 7.90% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (6) The Class M-5 Certificates are enhanced by Excess Interest, approximately 6.25% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (7) The Class M-6 Certificates are enhanced by Excess Interest, approximately 4.70% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (8) The Class M-7 Certificates are enhanced by Excess Interest, approximately 3.20% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (9) The Class M-8 Certificates are enhanced by Excess Interest, approximately 2.15% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                 (10) The Class M-9  Certificates   are enhanced
                                      by Excess Interest, approximately 1.00% in
                                      Subordinate     Certificates     and   the
                                      Overcollateralization Amount.

                                 (11) The Class B-1 Certificates are enhanced by
                                      Excess       Interest        and       the
                                      Overcollateralization Amount.

Target Overcollateralization     Prior  to  the  Stepdown  Date,  2.70%  of  the
Amount:                          aggregate  principal  balance  of the  Mortgage
                                 Loans as of the Cut-off  Date. On and after the
                                 Stepdown  Date,  if a  Trigger  Event is not in
                                 effect,  the  greater  of (x) the lesser of (i)
                                 2.70% of the aggregate principal balance of the
                                 Mortgage  Loans as of the Cut-off Date and (ii)
                                 5.40%  of  the  aggregate   current   principal
                                 balance of the Mortgage  Loans and (y) 0.50% of
                                 the aggregate principal balance of the Mortgage
                                 Loans  as of the  Cut-off  Date.  If a  Trigger
                                 Event    is    in     effect,     the    Target
                                 Overcollateralization Amount will be the Target
                                 Overcollateralization  Amount from the previous
                                 period.  On any Distribution Date following the
                                 reduction of the Certificate  Principal Balance
                                 of the Offered  Certificates  and the Class B-1
                                 Certificates     to    zero,     the     Target
                                 Overcollateralization Amount will be zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Overcollateralization Floor:     For     any     Distribution     Date,     the
                                 Overcollateralization Floor (the "OC Floor") will equal 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                 Date.

Overcollateralization            On any Distribution  Date, the excess,  if any,
Amount:                          of (x) the aggregate  principal  balance of the
                                 Mortgage  Loans  as of  the  last  day  of  the
                                 related  Collection Period (after giving effect
                                 to   collections   of   unscheduled   principal
                                 received during the related  Prepayment Period)
                                 over (y) the  aggregate  certificate  principal
                                 balance of all classes of  Certificates  (after
                                 taking  into  account  all   distributions   of
                                 principal on such Distribution Date and the increase of any certificate principal balance as a result of subsequent recoveries).

Overcollateralization            On any Distribution  Date, the excess,  if any,
Deficiency:                      of (x) the Target  Overcollateralization Amount
                                 for  such   Distribution   Date  over  (y)  the
                                 Overcollateralization     Amount    for    such
                                 Distribution Date,  calculated for this purpose
                                 after taking into account the reduction on such
                                 Distribution Date of the certificate  principal
                                 balances   of  all   classes  of   Certificates
                                 resulting   from   the   distribution   of  the
                                 Principal  Distribution  Amount  (but  not  the
                                 Extra  Principal  Distribution  Amount) on such
                                 Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization Release    On  any  Distribution  Date,  on or  after  the
Amount:                          Stepdown  Date on which a Trigger  Event is not
                                 in  effect,  the  lesser  of (x) the  Principal
                                 Remittance  Amount for such  Distribution  Date
                                 and  (y)  the  excess,   if  any,  of  (i)  the
                                 Overcollateralization     Amount    for    such
                                 Distribution  Date,  assuming  that 100% of the
                                 Principal  Remittance  Amount is  applied  as a
                                 principal  payment on the  Certificates on such
                                 Distribution   Date,   over  (ii)  the   Target
                                 Overcollateralization     Amount    for    such
                                 Distribution   Date.   With   respect   to  any
                                 Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

Senior Enhancement               On any  Distribution  Date,  is the  percentage
Percentage:                      obtained  by  dividing  (x)  the sum of (i) the
                                 aggregate  certificate principal balance of the
                                 Class M and Subordinate  Certificates,  in each
                                 case  before  taking  into  account   principal
                                 distributions  on such  Distribution  Date  and
                                 (ii)    the    Overcollateralization    Amount,
                                 calculated  for this  purpose only after taking
                                 into account the  reduction of the  certificate
                                 principal    balance   of   all    classes   of
                                 Certificates resulting from the distribution of
                                 the Principal  Distribution Amount (but not the
                                 Extra Principal  Distribution  Amount), on such
                                 Distribution   Date,   by  (y)  the   aggregate
                                 principal  balance of the Mortgage  Loans as of
                                 the last day of the related  Collection  Period
                                 (after   giving   effect  to   collections   of
                                 unscheduled   principal   received  during  the
                                 related Prepayment Period).

Expected Credit Support
Percentage:
                                             Initial          After Stepdown
                                 Class   Credit Support          Support
                                 -----   ------------------   ---------------
                                 Senior     21.40%                42.80%
                                  M-1       17.75%                35.50%
                                  M-2       14.30%                28.60%
                                  M-3       12.35%                24.70%
                                  M-4       10.60%                21.20%
                                  M-5        8.95%                17.90%
                                  M-6        7.40%                14.80%
                                  M-7        5.90%                11.80%
                                  M-8        4.85%                 9.70%
                                  M-9        3.70%                 7.40%
                                  B-1        2.70%                 5.40%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TRIGGER EVENT
--------------------------------------------------------------------------------



Stepdown Date:                   The  earlier  to occur of (i) the  Distribution
                                 Date  on  which   the   aggregate   certificate
                                 principal balance of the Senior Certificates is reduced to zero and (ii) the later to occur of
                                 (x) the Distribution Date in June 2010, and (y) the first Distribution Date on which the Senior
                                 Enhancement Percentage is greater than or equal to 42.80%.

Trigger Event:                   Is in effect on a Distribution  Date if any one
                                 of the following conditions exist as of the last day of the related Collection Period:

                                 i. The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds 37.38% of the Senior Enhancement Percentage; or

                                 ii. The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related Collection Period (reduced by the aggregate amount of subsequent recoveries received since the Cut-off Date through the last day of the related Collection Period) divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:


                                    Distribution Dates          Cumulative Realized Loss Percentage
                                    ------------------          -----------------------------------
                                   June 2009 - May 2010      1.50% for the first month, plus an additional
                                                               1/12th of 2.00% for each month thereafter,
                                    June 2010- May 2011      3.50% for the first month, plus an additional
                                                               1/12th of 1.95% for each month thereafter,
                                   June 2011 - May 2012      5.45% for the first month, plus an additional
                                                               1/12th of 1.60% for each month thereafter,
                                   June 2012 - May 2013      7.05% for the first month, plus an additional
                                                               1/12th of 0.90% for each month thereafter,
                                   June 2013 - May 2014      7.95% for the first month, plus an additional
                                                               1/12th of 0.15% for each month thereafter,
                                   June 2014 - May 2015      8.10% for the first month, plus an additional
                                                               1/12th of 0.05% for each month thereafter,
                                  June 2015 and thereafter                       8.15%

40-Year Trigger Event            Is in effect if on the 241st  Distribution Date
                                 or any Distribution  Date  thereafter,  (i) the
                                 aggregate  principal  balance  of the  Mortgage
                                 Loans with 40-year  original  terms to maturity
                                 as of the  last day of the  related  Collection
                                 Period   (after   taking   into   consideration
                                 collections of unscheduled  principal  received
                                 during the related Prepayment Period),  exceeds
                                 (ii) the Overcollateralization  Amount for such
                                 Distribution  Date (after  giving effect to all
                                 principal  distributions  on such  Distribution
                                 Date   other   than   principal   distributions
                                 resulting from this event).

60+ Day Delinquent Loan:         Each  Mortgage  Loan with  respect to which any
                                 portion of a monthly payment is, as of the last
                                 day of the prior Collection  Period, two months
                                 or  more  past  due,   each  Mortgage  Loan  in
                                 foreclosure, all REO Property and each Mortgage
                                 Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+ Day        With  respect  to any  Distribution  Date,  the
Delinquency Percentage:          average of the  percentage  equivalents  of the
                                 fractions   determined  for  each  of  the  six
                                 immediately  preceding  Collection Periods, the
                                 numerator  of each of  which  is  equal  to the
                                 aggregate  Principal  Balance of Mortgage Loans
                                 that are 60+ Day Delinquent Loans as of the end
                                 of the  day  immediately  preceding  the end of
                                 each   such   Collection    Period,   and   the
                                 denominator of which is the aggregate  Mortgage
                                 Loan  balance  as of the  end  of  the  related
                                 Collection Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------

Pass-Through Rate:               On  each   Distribution   Date   prior  to  and
                                 including the Optional Termination Date, the Pass-Through Rate for the Certificates is as follows:

                                 The Pass-Through Rate for the Senior and Class M Certificates for any Distribution Date will be the lesser of:

                                 (i) the sum of (x) one-month LIBOR as determined for the related period and (y) the related certificate margin for the applicable class, and

                                 (ii) the Rate Cap for such Distribution Date.

                                 The   Pass-Through   Rate  for  the  Class  B-1
                                 Certificates for any Distribution Date will be the lesser of:

                                 (i)  the   certificate    coupon    for    such
                                      Distribution Date, and

                                 (ii) the Rate Cap for such Distribution Date.

                                 On each Distribution Date after the Optional Termination Date, the certificate margins for the Senior Certificates will be equal to 2 times their respective initial margins and for the Class M Certificates, the related certificate margins will be 1.5 times their respective initial margins.

                                 On the Distribution Date after the Optional Termination Date, the coupon on the Class B-1 Certificates will increase by 0.50% per annum.

Interest Accrual:                Interest will accrue on the Certificates at the
                                 applicable Pass-Through Rate.

                                 o Interest on the Senior and Class M Certificates will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                                 o Interest on the Class B-1 Certificates will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

Net Mortgage                     The  Net  Mortgage   Interest   Rate  for  each
Interest Rate:                   Mortgage  Loan  is  the   applicable   mortgage
                                 interest rate specified in the related mortgage
                                 note  less  the  sum  of  (a)  the   applicable
                                 Servicing Fee rate and (b) the Trustee Fee rate.

Net Maximum Mortgage             The Net Maximum Mortgage Interest Rate for each
Interest Rate:                   Mortgage  Loan  is (a)  (i) in the  case of the
                                 adjustable rate Mortgage Loans,  the applicable
                                 maximum mortgage interest rate specified in the
                                 related  mortgage  note and (ii) in the case of
                                 the fixed rate Mortgage  Loans,  the applicable
                                 mortgage interest rate specified in the related
                                 mortgage   note   less   (b)  the  sum  of  the
                                 applicable  Servicing  Fee rate and the Trustee
                                 Fee rate.

Net WAC: The average of the Net Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related Collection Period.

Net Maximum WAC:                 The  average  of  the  Net   Maximum   Mortgage
                                 Interest Rates for the Mortgage Loans, weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related Collection Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS-THROUGH RATES
--------------------------------------------------------------------------------


Maximum Rate Cap:                For the  Senior  Certificates  and the  Class M
                                 Certificates,  the  Maximum  Rate  Cap  for any
                                 Distribution  Date  will  be a per  annum  rate
                                 (expressed  on the basis of an assumed  360-day
                                 year  and the  actual  number  of days  elapsed
                                 during the related accrual period) equal to (i)
                                 the Net  Maximum  WAC plus  (ii) 12  times  the
                                 quotient  of (a) the Net Swap  Payment and Swap
                                 Termination  Payment, if any, made to the Trust
                                 (only if such Swap  Termination  Payment is not
                                 due  to  a  Swap  Provider  Trigger  Event  (as
                                 defined in the Interest  Rate Swap  Agreement))
                                 and (b) the aggregate  principal balance of the
                                 Mortgage  Loans  as of  the  first  day  of the
                                 related   Collection   Period.   Any   interest
                                 shortfall due to the Maximum Rate Cap will not be reimbursed.

Rate Cap:                        The Rate Cap for any Distribution  Date will be
                                 a per annum rate (expressed, other than in the case of the Class B-1 Certificates, on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period) equal to (i) the Net WAC less
                                 (ii) 12 times the  quotient of (a) the Net Swap
                                 Payment and Swap Termination Payment, if any, made to the Swap Provider (only if such Swap
                                 Termination  Payment  is  not  due  to  a  Swap
                                 Provider  Trigger  Event  (as  defined  in  the
                                 Interest Rate Swap Agreement)) and (b) the aggregate principal balance of the Mortgage
                                 Loans  as of  the  first  day  of  the  related
                                 Collection Period.

Accrued Certificate  Interest:   For each class of the Certificates and for each
                                 Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the Relief Act or similar state laws for such Distribution Date.

Interest Carry Forward           As of any  Distribution  Date,  the excess,  if
Amount:                          any, of (a) the sum of (x) any  Interest  Carry
                                 Forward Amount for the prior  Distribution Date
                                 (along  with  interest  on such  amount  at the
                                 applicable  Pass  Through  Rate on the basis of
                                 the related accrual method) and (y) the Accrued
                                 Certificate Interest for such Distribution Date
                                 over  (b)  the  amount  of  interest   actually
                                 distributed on such class on such  Distribution
                                 Date.

Rate Cap Carryover Amount:       On any  Distribution  Date  for  any  class  of
                                 Certificates,  the  excess of (x) the amount of
                                 interest such class of certificates  would have
                                 been  entitled to receive on such  Distribution
                                 Date if the  Pass-Through  Rate  had  not  been
                                 limited  by  the  Rate  Cap,   up  to  but  not
                                 exceeding  the  related  Maximum  Rate Cap,  if
                                 applicable,  over (y) the  amount  of  interest
                                 such  class of  certificates  received  on such
                                 Distribution   Date  based  on  the  Rate  Cap,
                                 together  with the  unpaid  portion of any such
                                 excess  from  prior   Distribution  Dates  (and
                                 interest accrued thereon at the then applicable
                                 Pass-Through Rate (not limited by the Rate Cap) on such class). No Rate Cap Carryover Amount will be paid with respect to a class of certificates once the principal balance has been reduced to zero.

Monthly Excess Interest          Any amount remaining  pursuant to clause (xiii)
Amount:                          under Interest Distributions below.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------


Interest Remittance Amount:      As of  any  Distribution  Date,  (A)  the  sum,
                                 without   duplication,   of  (i)  all  interest
                                 collected  or  advanced  with  respect  to  the
                                 related Collection Period on the Mortgage Loans
                                 received  by the  Servicer  on or  prior to the
                                 Determination  Date for such  Distribution Date
                                 (less  the  Servicing  Fee,   certain   amounts
                                 available  for  reimbursement  of advances  and
                                 servicing    advances    and   certain    other
                                 reimbursable    expenses   or   indemnification
                                 payments  pursuant to the Pooling and Servicing
                                 Agreement), (ii) all compensating interest paid
                                 by the Servicer on such  Distribution Date with
                                 respect  to  the  Mortgage  Loans,   (iii)  the
                                 portion of any payment in  connection  with any
                                 principal prepayment (other than any prepayment
                                 interest excess), substitution, purchase price,
                                 termination price, liquidation proceeds (net of
                                 certain   expenses)   or   insurance   proceeds
                                 relating  to  interest   with  respect  to  the
                                 Mortgage  Loans  received  during  the  related
                                 prepayment  period  and (iv) any  Reimbursement
                                 Amount received  during the related  prepayment
                                 period  less (B) the  Trustee  Fee and less (C)
                                 any  amounts   payable  to  the  Swap  Provider
                                 (including  any Net Swap  Payment  and any Swap
                                 Termination  Payment owed to the Swap Provider,
                                 other  than  a   Defaulted   Swap   Termination
                                 Payment)).


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------


Distributions of interest to the Certificates will be made from the Interest Remittance Amount as follows:

(i)  concurrently,  to the Class A-1, Class A-2 and Class A-3 Certificates,  pro
     rata,  the  applicable  Accrued  Certificate   Interest  thereon  for  such
     Distribution Date;

(ii) concurrently, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, the applicable Interest Carry Forward Amount thereon for such Distribution Date; and

(iii) to the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(iv) to the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(v) to the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(vi) to the Class M-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(vii) to the Class M-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(viii) to the Class M-6 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(ix) to the Class M-7 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(x) to the Class M-8 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(xi) to the Class M-9 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

(xii) to the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date; and

(xiii) the amount, if any, remaining will be distributed as the Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


Principal Remittance Amount:     With respect to any  Distribution  Date, to the
                                 extent of funds available, (A) the amount equal
                                 to the sum, less certain amounts  available for
                                 reimbursement   of   Advances   and   Servicing
                                 Advances   and   certain   other   reimbursable
                                 expenses  of  the  following  amounts,  without
                                 duplication,   with   respect  to  the  related
                                 Mortgage   Loans  of:   (i)  each   payment  of
                                 principal  on a  Mortgage  Loan due  during the
                                 related  Collection  Period and received by the
                                 servicer   on   or   prior   to   the   related
                                 Determination Date, including any Advances with
                                 respect  thereto,  (ii) all  full  and  partial
                                 principal  prepayments received by the servicer
                                 during the related Prepayment Period, (iii) the
                                 insurance  proceeds  and  liquidation  proceeds
                                 (net  of   certain   expenses)   allocable   to
                                 principal  actually  collected  by the servicer
                                 during the related Prepayment Period,  (iv) the
                                 portion   of  the   purchase   price   paid  in
                                 connection  with the  repurchase  of a Mortgage
                                 Loan allocable to principal of all  repurchased
                                 Mortgage  Loans  with  respect  to the  related
                                 Prepayment   Period,   (v)   any   Substitution
                                 Adjustments   received   during   the   related
                                 Prepayment Period, and (vi) on the Distribution
                                 Date on which the trust is to be  terminated in
                                 accordance   with  the  Pooling  and  Servicing
                                 Agreement,  that  portion  of  the  termination
                                 price  in  respect  of  principal  less (B) any
                                 amounts payable to the Swap Provider (including
                                 any Net Swap  Payment and any Swap  Termination
                                 Payment owed to the Swap Provider, other than a
                                 Defaulted  Swap   Termination   Payment),   not
                                 covered by the Interest Remittance Amount.

Principal Distribution           The sum of (i) the Principal Remittance Amount,
Amount:                          less the Overcollateralization  Release Amount,
                                 if  any,   and   (ii)   the   Extra   Principal
                                 Distribution Amount.

Senior Principal Distribution    As  of  any  Distribution  Date  prior  to  the
Amount:                          Stepdown  Date  and  on any  Distribution  Date
                                 thereafter  on which  the  Trigger  Event is in
                                 effect,    the   related    Senior    Principal
                                 Distribution Amount will equal 100% of the Principal Distribution Amount.

                                 As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 57.20% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period (after giving effect to collections of unscheduled principal received during the related Prepayment Period) and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related Collection Period (after giving effect to collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


Class M-1 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  after  distribution of the Senior
                                 Principal  Distribution  Amount on the  related
                                 Distribution   Date  and  (b)  the  outstanding
                                 certificate  principal balance of the Class M-1
                                 Certificates    immediately   prior   to   such
                                 Distribution  Date over (ii) the  lesser of (A)
                                 the product of (x) approximately 64.50% and (y)
                                 the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period (after giving effect to  collections  of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.

Class M-2 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates and Class M-1  Certificates  after
                                 distribution    of   the    Senior    Principal
                                 Distribution  Amount  and Class  M-1  Principal
                                 Distribution Amount on the related Distribution
                                 Date  and  (b)  the   outstanding   certificate
                                 principal balance of the Class M-2 Certificates
                                 immediately  prior  to such  Distribution  Date
                                 over (ii) the lesser of (A) the  product of (x)
                                 approximately  71.40%  and  (y)  the  aggregate
                                 principal  balance of the Mortgage Loans on the
                                 last  day  of  the  related  Collection  Period
                                 (after   giving   effect  to   collections   of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.

Class M-3 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the  Class  M-1 and Class M-2
                                 Certificates  after  distribution of the Senior
                                 Principal  Distribution  Amount,  the Class M-1
                                 and Class M-2 Principal Distribution Amounts on
                                 the  related  Distribution  Date  and  (b)  the
                                 outstanding  certificate  principal  balance of
                                 the Class M-3 Certificates immediately prior to
                                 such  Distribution Date over (ii) the lesser of
                                 (A) the product of (x) approximately 75.30% and
                                 (y)  the  aggregate  principal  balance  of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled  principal  received
                                 during the related  Prepayment  Period) and (B)
                                 the outstanding  aggregate principal balance of
                                 the  Mortgage  Loans  on  the  last  day of the
                                 related  Collection Period (after giving effect
                                 to   collections   of   unscheduled   principal
                                 received during the related Prepayment Period) minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-4 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the Class M-1,  Class M-2 and
                                 Class M-3  Certificates  after  distribution of
                                 the Senior  Principal  Distribution  Amount and
                                 the  Class   M-1,   Class  M-2  and  Class  M-3
                                 Principal  Distribution  Amounts on the related
                                 Distribution   Date  and  (b)  the  outstanding
                                 certificate  principal balance of the Class M-4
                                 Certificates    immediately   prior   to   such
                                 Distribution  Date over (ii) the  lesser of (A)
                                 the product of (x) approximately 78.80% and (y)
                                 the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period (after giving effect to  collections  of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.

Class M-5 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the  Class  M-1,  Class  M-2,
                                 Class  M-3 and  Class  M-4  Certificates  after
                                 distribution    of   the    Senior    Principal
                                 Distribution  Amount and the Class  M-1,  Class
                                 M-2,   Class  M-3  and   Class  M-4   Principal
                                 Distribution    Amounts    on    the    related
                                 Distribution   Date  and  (b)  the  outstanding
                                 certificate  principal balance of the Class M-5
                                 Certificates    immediately   prior   to   such
                                 Distribution  Date over (ii) the  lesser of (A)
                                 the product of (x) approximately 82.10% and (y)
                                 the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period (after giving effect to  collections  of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.

Class M-6 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the  Class  M-1,  Class  M-2,
                                 Class M-3, Class M-4 and Class M-5 Certificates
                                 after  distribution  of  the  Senior  Principal
                                 Distribution  Amount and the Class  M-1,  Class
                                 M-2,   Class  M-3,  Class  M-4  and  Class  M-5
                                 Principal  Distribution  Amounts on the related
                                 Distribution   Date  and  (b)  the  outstanding
                                 certificate  principal balance of the Class M-6
                                 Certificates    immediately   prior   to   such
                                 Distribution  Date over (ii) the  lesser of (A)
                                 the product of (x) approximately 85.20% and (y)
                                 the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period (after giving effect to  collections  of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.

Class M-7 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the  Class  M-1,  Class  M-2,
                                 Class M-3,  Class M-4,  Class M-5 and Class M-6
                                 Certificates  after  distribution of the Senior
                                 Principal  Distribution  Amount  and the  Class
                                 M-1, Class M-2, Class M-3, Class M-4, Class M-5
                                 and Class M-6 Principal Distribution Amounts on
                                 the  related  Distribution  Date  and  (b)  the
                                 outstanding  certificate  principal  balance of
                                 the Class M-7 Certificates immediately prior to
                                 such  Distribution Date over (ii) the lesser of
                                 (A) the product of (x) approximately 88.20% and
                                 (y)  the  aggregate  principal  balance  of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled  principal  received

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                 during the related Prepayment Period) and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period (after giving effect to collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

Class M-8 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the  Class  M-1,  Class  M-2,
                                 Class M-3,  Class M-4, Class M-5, Class M-6 and
                                 Class M-7  Certificates  after  distribution of
                                 the Senior  Principal  Distribution  Amount and
                                 the Class M-1, Class M-2, Class M-3, Class M-4,
                                 Class  M-5,  Class M-6 and Class M-7  Principal
                                 Distribution    Amounts    on    the    related
                                 Distribution   Date  and  (b)  the  outstanding
                                 certificate  principal balance of the Class M-8
                                 Certificates    immediately   prior   to   such
                                 Distribution  Date over (ii) the  lesser of (A)
                                 the product of (x) approximately 90.30% and (y)
                                 the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period (after giving effect to  collections  of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.

Class M-9 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate  principal  balance  of the  Senior
                                 Certificates  and the  Class  M-1,  Class  M-2,
                                 Class  M-3,  Class M-4,  Class M-5,  Class M-6,
                                 Class  M-7 and  Class  M-8  Certificates  after
                                 distribution    of   the    Senior    Principal
                                 Distribution  Amount and the Class  M-1,  Class
                                 M-2,  Class M-3,  Class M-4,  Class M-5,  Class
                                 M-6,   Class  M-7  and   Class  M-8   Principal
                                 Distribution    Amounts    on    the    related
                                 Distribution   Date  and  (b)  the  outstanding
                                 certificate  principal balance of the Class M-9
                                 Certificates    immediately   prior   to   such
                                 Distribution  Date over (ii) the  lesser of (A)
                                 the product of (x) approximately 92.60% and (y)
                                 the aggregate principal balance of the Mortgage
                                 Loans on the last day of the related Collection
                                 Period (after giving effect to  collections  of
                                 unscheduled   principal   received  during  the
                                 related   Prepayment   Period)   and   (B)  the
                                 outstanding  aggregate principal balance of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled principal received during the related Prepayment Period) minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


Class B-1 Principal              With respect to any  Distribution  Date,  on or
Distribution Amount:             after the  Stepdown  Date and to the extent the
                                 Trigger  Event is not in effect,  the excess of
                                 (i) the sum of (a)  the  aggregate  outstanding
                                 certificate principal balance of the Senior and
                                 Class M Certificates  after distribution of the
                                 Senior  Principal  Distribution  Amount and the
                                 Class  M-1,  Class M-2,  Class M-3,  Class M-4,
                                 Class M-5,  Class M-6, Class M-7, Class M-8 and
                                 Class M-9 Principal Distribution Amounts on the
                                 related   Distribution   Date   and   (b)   the
                                 outstanding  certificate  principal  balance of
                                 the Class B-1 Certificates immediately prior to
                                 such  Distribution Date over (ii) the lesser of
                                 (A) the product of (x) approximately 94.60% and
                                 (y)  the  aggregate  principal  balance  of the
                                 Mortgage  Loans on the last day of the  related
                                 Collection   Period  (after  giving  effect  to
                                 collections of unscheduled  principal  received
                                 during the related  Prepayment  Period) and (B)
                                 the outstanding  aggregate principal balance of
                                 the  Mortgage  Loans  on  the  last  day of the
                                 related  Collection Period (after giving effect
                                 to   collections   of   unscheduled   principal
                                 received during the related Prepayment Period) minus the OC Floor.

Extra Principal                  As of any Distribution  Date, the lesser of (x)
Distribution Amount:             the  Monthly  Excess  Interest  Amount for such
                                 Distribution      Date      and     (y)     the
                                 Overcollateralization   Deficiency   for   such
                                 Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------


With respect to each Distribution Date (a) before the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

first, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Senior Principal Distribution Amount until the certificate principal balances thereof have beeen reduced to zero.

second, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

third, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

fourth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

fifth, to the Class M-4 Certificates, until the certificate principal balance thereof has been reduced to zero;

sixth, to the Class M-5 Certificates, until the certificate principal balance thereof has been reduced to zero;

seventh, to the Class M-6 Certificates, until the certificate principal balance thereof has been reduced to zero;

eighth, to the Class M-7 Certificates, until the certificate principal balance thereof has been reduced to zero;

ninth, to the Class M-8 Certificates, until the certificate principal balance thereof has been reduced to zero tenth, to the Class M-9 Certificates, until the certificate principal balance thereof has been reduced to zero;

eleventh, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero and twelfth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

first, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, the Senior Principal Distribution Amount until the certificate principal balances thereof have beeen reduced to zero;

second, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

third, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

fourth, to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

fifth, to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

sixth, to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

seventh, to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

eighth, to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

ninth, to the Class M-8 Certificates, the Class M-8 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

tenth, to the Class M-9 Certificates, the Class M-9 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero;

eleventh, to the Class B-1 Certificates, the Class B-1 Principal Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

twelfth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 EXCESS CASHFLOW
--------------------------------------------------------------------------------


On any Distribution Date, the sum of the Monthly Excess Interest Amount, the Overcollateralization Release Amount (reduced by amounts paid as part of the Principal Distribution Amount) and any portion of the Principal Distribution Amount (without duplication) remaining after principal distributions on the Senior, Class M and Subordinate Certificates will be applied in the following order of priority:

(i) to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Senior Certificates;

(ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

(iii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

(iv) to fund the Interest Carry Forward Amount for the Class M-1 Certificates, if any;

(v)  to  fund  the  Class  M-1  realized  loss  amortization   amount  for  such
     Distribution Date;

(vi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

(vii) to fund the Interest Carry Forward Amount for the Class M-2 Certificates, if any;

(viii) to fund the Class M-2 realized loss amortization amount for such Distribution Date;

(ix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

(x) to fund the Interest Carry Forward Amount for the Class M-3 Certificates, if any;

(xi) to  fund  the  Class  M-3  realized  loss  amortization   amount  for  such
     Distribution Date;

(xii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-4 Certificates;

(xiii) to fund the Interest Carry Forward Amount for the Class M-4 Certificates, if any;

(xiv) to fund the Class M-4 realized loss amortization amount for such Distribution Date;

(xv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-5 Certificates;

(xvi) to fund the Interest Carry Forward Amount for the Class M-5 Certificates, if any;

(xvii) to fund the Class M-5 realized loss amortization amount for such Distribution Date;

(xviii) to fund any remaining Accrued Certificate Interest for such Distribution
     Date to the Class M-6 Certificates;

(xix) to fund the Interest Carry Forward Amount for the Class M-6 Certificates, if any;

(xx) to  fund  the  Class  M-6  realized  loss  amortization   amount  for  such
     Distribution Date;

(xxi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-7 Certificates;

(xxii) to fund the Interest Carry Forward Amount for the Class M-7 Certificates, if any;

(xxiii) to fund the Class M-7 realized loss amortization amount for such Distribution Date;

(xxiv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-8 Certificates;

(xxv) to fund the Interest Carry Forward Amount for the Class M-8 Certificates, if any;

(xxvi) to fund the Class M-8 realized loss amortization amount for such Distribution Date;

(xxvii) to fund any remaining Accrued Certificate Interest for such Distribution
     Date to the Class M-9 Certificates;

(xxviii)  to  fund  the  Interest   Carry  Forward  Amount  for  the  Class  M-9
     Certificates, if any;

(xxix) to fund the Class M-9 realized loss amortization amount for such Distribution Date;

(xxx) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

(xxxi) to fund the Interest Carry Forward Amount for the Class B-1 Certificates, if any;

(xxxii) to fund the Class B-1 realized loss amortization amount for such Distribution Date;

(xxxiii) from amounts otherwise distributable to the Class CE-1 Certificates, to fund the amount of any Rate Cap Carryover Amount, pro rata based on their respective Rate Cap Carryover Amounts, to the Senior Certificates;

(xxxiv) from amounts otherwise distributable to the Class CE-1 Certificates, to fund the amount of any Rate Cap Carryover Amount sequentially to the Class M Certificates and Subordinate Certificates;

(xxxv) from amounts otherwise distributable to the Class CE-1 Certificates, to the Supplemental Interest Trust to fund any Defaulted Swap Termination Payment;

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             EXCESS CASHFLOW (cont.)
--------------------------------------------------------------------------------

(xxxvi) from amounts otherwise distributable to the Class CE-1 Certificates,  if a 40-Year Trigger Event is in effect, then the amount, if available, necessary to increase the Overcollateralization Amount for such Distribution Date so that a 40-Year Trigger Event is no longer in effect will be distributed sequentially, to the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class B-1 Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero; and

(xxxvii) to fund  distributions to the holders of the Class CE-1, Class P, Class
     R and Class R-X Certificates in the amounts specified in the Pooling and Servicing Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SUPPLEMENTAL INTEREST TRUST DISTRIBUTIONS
--------------------------------------------------------------------------------


On any Distribution Date and after all distributions made under Interest Distributions and Principal Distributions above, funds in the Supplemental Interest Trust with respect to the Interest Rate Swap Agreement and the Interest Rate Cap Agreement will be distributed in the following order of priority:

(i) to the Swap Provider, all Net Swap Payments, if any, owed to the Swap Provider for such distribution date;

(ii) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider;

(iii) to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Senior Certificates, pro rata, and then to pay any remaining Accrued Certificate Interest and any Interest Carry Forward Amounts on the Class M Certificates, sequentially in alphanumeric order;

(iv) to pay any principal on the Certificates then entitled to distributions of principal, in accordance with the principal payments provisions described herein, in an amount necessary to maintain the applicable Target Overcollateralization Amount;

(v) to pay the Class M Certificates sequentially in alphanumeric order any Realized Losses;

(vi) to pay concurrently in proportion of their respective Rate Cap Carryover Amounts after giving effect to distributions already made on such
     Distribution Date, to the Senior Certificates, any remaining Rate Cap Carryover Amounts;

(vii) to pay the Class M Certificates sequentially in alphanumeric order any remaining Rate Cap Carryover Amounts;

(viii) to the Swap Provider, any Defaulted Swap Termination Payment, to the extent not already paid; and

(ix) to the holders of the Class CE-1 Certificates, any remaining amounts.

Amounts distributed in respect of clauses (iv) and (v) above, together with amounts distributed in respect of such clauses on prior Distribution Dates, shall not exceed the aggregate of current or prior Realized Losses not previously reimbursed by recoveries or through Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SWAP SCHEDULE
--------------------------------------------------------------------------------


                            Swap                                                                        Swap
          Distribution     Notional                                             Distribution          Notional
Period       Date          Amount ($)      Strike (%)    Period                    Date               Amount ($)      Strike (%)
  1        6/25/2007      342,804,000        5.200        31                    12/25/2009            46,563,383        5.200
  2        7/25/2007      335,222,130        5.200        32                     1/25/2010            41,602,652        5.200
  3        8/25/2007      326,920,509        5.200        33                     2/25/2010            38,655,580        5.200
  4        9/25/2007      317,926,908        5.200        34                     3/25/2010            36,273,134        5.200
  5       10/25/2007      307,822,293        5.200        35                     4/25/2010            33,943,868        5.200
  6       11/25/2007      296,626,755        5.200        36                     5/25/2010            32,680,480        5.200
  7       12/25/2007      284,553,590        5.200        37                     6/25/2010            31,465,422        5.200
  8        1/25/2008      271,823,802        5.200        38                     7/25/2010            30,296,767        5.200
  9        2/25/2008      259,170,670        5.200        39                     8/25/2010            29,172,666        5.200
  10       3/25/2008      246,914,820        5.200        40                     9/25/2010            28,091,349        5.200
  11       4/25/2008      235,168,744        5.200        41                    10/25/2010            27,051,120        5.200
  12       5/25/2008      223,960,233        5.200        42                    11/25/2010            26,050,356        5.200
  13       6/25/2008      213,252,648        5.200        43                    12/25/2010            25,087,499        5.200
  14       7/25/2008      203,025,214        5.200        44                     1/25/2011            24,161,058        5.200
  15       8/25/2008      193,270,124        5.200        45                     2/25/2011            23,269,604        5.200
  16       9/25/2008      183,911,712        5.200        46                     3/25/2011            22,411,766        5.200
  17      10/25/2008      174,579,962        5.200        47                     4/25/2011            21,586,229        5.200
  18      11/25/2008      165,401,044        5.200        48 and thereafter                                  N/A         N/A
  19      12/25/2008      152,833,173        5.200
  20       1/25/2009      109,203,081        5.200
  21       2/25/2009       85,523,159        5.200
  22       3/25/2009       73,740,662        5.200
  23       4/25/2009       66,836,880        5.200
  24       5/25/2009       63,641,042        5.200
  25       6/25/2009       60,757,507        5.200
  26       7/25/2009       58,106,375        5.200
  27       8/25/2009       55,684,572        5.200
  28       9/25/2009       53,370,444        5.200
  29      10/25/2009       51,158,850        5.200
  30      11/25/2009       48,860,165        5.200


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           INTEREST RATE CAP SCHEDULE
--------------------------------------------------------------------------------


                                    Maximum Cap                                                         Maximum Cap
                    Distribution      Notional                                         Distribution      Notional
Period                 Date          Amount ($)*    Strike (%)   Period                   Date           Amount ($)*     Strike (%)
   1                 6/25/2007              N/A        N/A         35                   4/25/2010         79,812,760       5.320
   2                 7/25/2007        2,326,599       5.320        36                   5/25/2010         77,161,001       5.320
   3                 8/25/2007        5,088,117       5.320        37                   6/25/2010         74,585,217       5.320
   4                 9/25/2007        8,260,581       5.320        38                   7/25/2010         75,753,873       5.320
   5                10/25/2007       11,819,890       5.320        39                   8/25/2010         74,947,839       5.320
   6                11/25/2007       15,755,155       5.320        40                   9/25/2010         72,869,739       5.320
   7                12/25/2007       19,964,102       5.320        41                  10/25/2010         70,850,513       5.320
   8                 1/25/2008       24,348,193       5.320        42                  11/25/2010         68,888,426       5.320
   9                 2/25/2008       28,592,426       5.320        43                  12/25/2010         66,981,840       5.320
  10                 3/25/2008       32,567,629       5.320        44                   1/25/2011         65,129,198       5.320
  11                 4/25/2008       36,233,407       5.320        45                   2/25/2011         63,328,984       5.320
  12                 5/25/2008       39,586,332       5.320        46                   3/25/2011         61,579,740       5.320
  13                 6/25/2008       42,650,271       5.320        47                   4/25/2011         59,880,033       5.320
  14                 7/25/2008       45,440,990       5.320        48                   5/25/2011         79,020,177       5.320
  15                 8/25/2008       47,968,715       5.320        49                   6/25/2011         76,650,672       5.320
  16                 9/25/2008       50,272,042       5.320        50                   7/25/2011         74,355,261       5.320
  17                10/25/2008       52,508,398       5.320        51                   8/25/2011         72,131,542       5.320
  18                11/25/2008       54,613,621       5.320        52                   9/25/2011         69,977,192       5.320
  19                12/25/2008       58,014,487       5.320        53                  10/25/2011         67,889,967       5.320
  20                 1/25/2009       91,992,308       5.320        54                  11/25/2011         65,867,683       5.320
  21                 2/25/2009      106,121,348       5.320        55                  12/25/2011         63,908,272       5.320
  22                 3/25/2009      108,709,355       5.320        56                   1/25/2012         62,009,679       5.320
  23                 4/25/2009      106,995,210       5.320        57                   2/25/2012         60,168,213       5.320
  24                 5/25/2009      103,347,918       5.320        58                   3/25/2012         58,383,149       5.320
  25                 6/25/2009      100,191,619       5.320        59                   4/25/2012         56,652,259       5.320
  26                 7/25/2009       97,252,848       5.320        60                   5/25/2012         54,974,095       5.320
  27                 8/25/2009       94,427,169       5.320        61 and thereafter                             N/A        N/A
  28                 9/25/2009       91,662,326       5.320
  29                10/25/2009       88,958,087       5.320
  30                11/25/2009       86,498,356       5.320
  31                12/25/2009       84,188,924       5.320
  32                 1/25/2010       84,690,496       5.320
  33                 2/25/2010       83,322,224       5.320
  34                 3/25/2010       81,527,394       5.320


* Based upon actual pricing levels, the maximum cap notional amount may be adjusted on the pricing date by no more than +/- 3% of the applicable amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DESCRIPTION OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------



                             C-BASS Series 2007-CB5
                  Mortgage Loan Characteristics Summary Report



                  Summary                                      Total            Minimum        Maximum
---------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                     $355,973,432.73
Number of Mortgage Loans                                          1,667
Average Current Principal Loan Balance                      $213,541.35       $12,563.35     $997,646.25
Average Original Principal Loan Balance                     $213,909.43       $12,600.00     $999,999.00
Weighted Average Original Combined Loan-to-Value Ratio           81.19%            9.51%         100.00%
Weighted Average Mortgage Loan Rate                              8.228%           5.625%         14.500%
Weighted Average Gross Margin                                    6.139%           2.000%          9.910%
Weighted Average Initial Periodic Rate Cap                       2.575%           1.000%          6.000%
Weighted Average Subsequent Periodic Rate Cap                    1.151%           1.000%          8.000%
(1) Weighted Average Minimum Mortgage Rate                       8.236%           5.625%         12.850%
Weighted Average Maximum Mortgage Rate                          14.584%          11.950%         19.990%
Weighted Average Original Term to Maturity (months)                 359              180             480
Weighted Average Remaining Term to Maturity (months)                355              163             478
Weighted Average Term to Roll (months)                               24                1              58
(1) Weighted Average Credit Score                                   638              500             819
---------------------------------------------------------------------------------------------------------

(1) Non-Zero Weighted average.


--------------------------------------------------------------------------------
                                                      Percent of Statistical
                                                      Calculation Date
                                            Range            Principal Balance
                                            -----            -----------------

   Loan Type                                Fixed                     27.96%
                                            ARMs                      72.04%

   Lien                                     First                     97.40%
                                           Second                      2.60%

   Balloon Loans                                                      36.71%
   Interest Only Loans                                                17.02%
   Dual Amortization Step Loans                                        3.13%
   FHA Insured Loans                                                   0.00%
   Seller Financed Loans                                               0.00%
   Simple Interest Loans                                               0.00%
   Section 32 Loans                                                    0.00%
   Loans with Borrower PMI                                             0.00%
   Loans with Prepayment Penalties                                    84.31%

--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                           Current Principal Balances
----------------------------------------------------------------------------------------------------------------------------
                                                              Percent of
                                            Aggregate        the Aggregate        Weighted       Weighted         Weighted
    Range of               Number of         Current             Current           Average        Average          Average
Current Principal          Mortgage        Principal           Principal          Mortgage       Credit        Loan-to-Value
    Balances                 Loans           Balance             Balance            Coupon         Score            Ratio
----------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                   93          3,166,459                 0.89         11.075           662                87.62
----------------------------------------------------------------------------------------------------------------------------
$50,001 - $100,000            246         18,775,290                 5.27          9.568           627                83.10
----------------------------------------------------------------------------------------------------------------------------
$100,001 - $150,000           294         36,853,205                10.35          8.824           619                78.47
----------------------------------------------------------------------------------------------------------------------------
$150,001 - $200,000           307         53,689,073                15.08          8.387           630                79.22
----------------------------------------------------------------------------------------------------------------------------
$200,001 - $250,000           217         48,589,053                13.65          8.329           627                81.33
----------------------------------------------------------------------------------------------------------------------------
$250,001 - $300,000           151         41,139,027                11.56          8.113           638                80.68
----------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000           120         38,869,832                10.92          8.181           627                82.39
----------------------------------------------------------------------------------------------------------------------------
$350,001 - $400,000            77         29,040,374                 8.16          7.837           646                83.06
----------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000            48         20,388,209                 5.73          7.968           643                82.01
----------------------------------------------------------------------------------------------------------------------------
$450,001 - $500,000            40         18,950,425                 5.32          7.383           679                82.18
----------------------------------------------------------------------------------------------------------------------------
$500,001 - $550,000            33         17,266,638                 4.85          7.734           664                82.92
----------------------------------------------------------------------------------------------------------------------------
$550,001 - $600,000            10          5,713,230                 1.60          7.281           688                85.59
----------------------------------------------------------------------------------------------------------------------------
$600,001 - $650,000             6          3,741,321                 1.05          7.451           632                76.12
----------------------------------------------------------------------------------------------------------------------------
$650,001 - $700,000             5          3,437,426                 0.97          7.250           663                83.80
----------------------------------------------------------------------------------------------------------------------------
$700,001 - $750,000             5          3,681,301                 1.03          7.773           680                82.76
----------------------------------------------------------------------------------------------------------------------------
$750,001 - $800,000             5          3,889,887                 1.09          7.697           660                77.29
----------------------------------------------------------------------------------------------------------------------------
$800,001 - $850,000             6          5,012,030                 1.41          7.700           676                78.82
----------------------------------------------------------------------------------------------------------------------------
$900,001 - $950,000             3          2,773,006                 0.78          6.927           661                83.05
----------------------------------------------------------------------------------------------------------------------------
$950,001 - $1,000,000           1            997,646                 0.28          7.990           590                80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                      1,667        355,973,433               100.00          8.228           638                81.19
----------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                             Credit Scores
------------------------------------------------------------------------------------------------------------------------------
                                                           Percent of
                                         Aggregate        the Aggregate       Weighted       Weighted          Weighted
                         Number of        Current            Current          Average        Average           Average
      Range of           Mortgage        Principal          Principal         Mortgage        Credit        Loan-to-Value
    Credit Scores          Loans          Balance            Balance           Coupon         Score             Ratio
------------------------------------------------------------------------------------------------------------------------------
1 - 500                             3          426,351                0.12         10.035            500                69.50
------------------------------------------------------------------------------------------------------------------------------
501 - 520                          35        5,948,968                1.67         10.515            510                66.92
------------------------------------------------------------------------------------------------------------------------------
521 - 540                          64       11,836,412                3.33          9.421            532                75.20
------------------------------------------------------------------------------------------------------------------------------
541 - 560                         107       21,830,519                6.13          8.787            551                76.18
------------------------------------------------------------------------------------------------------------------------------
561 - 580                         130       25,137,010                7.06          8.569            570                76.68
------------------------------------------------------------------------------------------------------------------------------
581 - 600                         180       36,065,431               10.13          8.738            590                84.13
------------------------------------------------------------------------------------------------------------------------------
601 - 620                         208       43,995,915               12.36          8.327            610                81.41
------------------------------------------------------------------------------------------------------------------------------
621 - 640                         203       42,570,786               11.96          8.191            631                82.58
------------------------------------------------------------------------------------------------------------------------------
641 - 660                         212       47,584,159               13.37          8.110            650                82.10
------------------------------------------------------------------------------------------------------------------------------
661 - 680                         158       33,980,966                9.55          8.026            670                83.41
------------------------------------------------------------------------------------------------------------------------------
681 - 700                         120       27,773,364                7.80          7.880            690                83.82
------------------------------------------------------------------------------------------------------------------------------
701 - 720                          89       20,894,447                5.87          7.564            710                83.66
------------------------------------------------------------------------------------------------------------------------------
721 - 740                          59       13,276,693                3.73          7.442            730                82.28
------------------------------------------------------------------------------------------------------------------------------
741 - 760                          43        9,177,739                2.58          7.276            750                78.39
------------------------------------------------------------------------------------------------------------------------------
761 - 780                          36        9,910,790                2.78          7.192            772                81.34
------------------------------------------------------------------------------------------------------------------------------
781 - 800                          16        4,085,459                1.15          7.061            790                75.60
------------------------------------------------------------------------------------------------------------------------------
801 or greater                      4        1,478,424                0.42          8.049            814                79.34
------------------------------------------------------------------------------------------------------------------------------
Total:                          1,667      355,973,433              100.00          8.228            638                81.19
------------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score is approximately 638




                                         Original Term to Maturity (months)
-------------------------------------------------------------------------------------------------------------------
                                                            Percent of
   Range of                         Aggregate         the Aggregate     Weighted       Weighted          Weighted
Original Term         Number of      Current             Current        Average        Average           Average
 to Maturity          Mortgage      Principal           Principal       Mortgage        Credit        Loan-to-Value
   (months)             Loans        Balance             Balance         Coupon         Score             Ratio
-----------------------------------------------------------------------------------------------------------------
121 - 180               143        8,820,186              2.48         10.419            656                85.44
------------------------------------------------------------------------------------------------------------------
181 - 240                10          788,811              0.22          8.225            678                67.17
------------------------------------------------------------------------------------------------------------------
301 - 360             1,461      334,727,559             94.03          8.151            638                80.61
------------------------------------------------------------------------------------------------------------------
421 - 480                53       11,636,877              3.27          8.781            621                95.49
------------------------------------------------------------------------------------------------------------------
Total:                1,667      355,973,433            100.00          8.228            638                81.19
------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                      Remaining Term to Maturity (months)
------------------------------------------------------------------------------------------------------------
                                                   Percent of
    Range of                          Aggregate   the Aggregate       Weighted       Weighted     Weighted
Remaining Term to     Number of        Current       Current          Average        Average      Average
    Maturity          Mortgage        Principal     Principal         Mortgage        Credit   Loan-to-Value
    (months)            Loans          Balance       Balance           Coupon         Score        Ratio
------------------------------------------------------------------------------------------------------------
121 - 180                143        8,820,186           2.48         10.419            656           85.44
-----------------------------------------------------------------------------------------------------------
181 - 240                 10          788,811           0.22          8.225            678           67.17
-----------------------------------------------------------------------------------------------------------
301 - 360              1,461      334,727,559          94.03          8.151            638           80.61
-----------------------------------------------------------------------------------------------------------
421 - 480                 53       11,636,877           3.27          8.781            621           95.49
-----------------------------------------------------------------------------------------------------------
Total:                 1,667      355,973,433         100.00          8.228            638           81.19
-----------------------------------------------------------------------------------------------------------




                                           Property Types
----------------------------------------------------------------------------------------------------------------
                                                      Percent of
                                    Aggregate        the Aggregate      Weighted       Weighted        Weighted
                   Number of         Current            Current         Average        Average         Average
                    Mortgage        Principal          Principal        Mortgage        Credit      Loan-to-Value
 Property Types       Loans           Balance            Balance          Coupon         Score           Ratio
----------------------------------------------------------------------------------------------------------------
Single Family         1,184        241,791,160             67.92          8.259            633            80.73
----------------------------------------------------------------------------------------------------------------
PUD                     266         62,723,994             17.62          8.127            637            82.79
----------------------------------------------------------------------------------------------------------------
Condominium             126         25,698,703              7.22          8.280            654            81.14
----------------------------------------------------------------------------------------------------------------
2-Family                 66         17,885,781              5.02          8.083            680            82.41
----------------------------------------------------------------------------------------------------------------
3-Family                 16          4,841,752              1.36          8.445            680            80.84
----------------------------------------------------------------------------------------------------------------
4-Family                  8          2,656,511              0.75          7.859            675            78.27
----------------------------------------------------------------------------------------------------------------
Townhouse                 1            375,532              0.11          8.050            622            80.00
----------------------------------------------------------------------------------------------------------------
Total:                1,667        355,973,433            100.00          8.228            638            81.19
----------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                      Occupancy Types
------------------------------------------------------------------------------------------------------
                                                     Percent of
                                    Aggregate       the Aggregate   Weighted   Weighted    Weighted
                      Number of     Current            Current      Average     Average     Average
                       Mortgage     Principal          Principal    Mortgage    Credit   Loan-to-Value
Occupancy Types          Loans        Balance          Balance      Coupon      Score       Ratio
------------------------------------------------------------------------------------------------------
Primary                  1,498      322,647,571          90.64       8.207        635           81.27
------------------------------------------------------------------------------------------------------
Non-Owner Occupied         146       29,023,728           8.15       8.376        668           80.42
------------------------------------------------------------------------------------------------------
Second Home                 23        4,302,135           1.21       8.780        647           80.16
------------------------------------------------------------------------------------------------------
Total:                   1,667      355,973,433         100.00       8.228        638           81.19
------------------------------------------------------------------------------------------------------





                                                          Loan Purpose
-------------------------------------------------------------------------------------------------------------
                                                    Percent of
                                       Aggregate   the Aggregate      Weighted      Weighted      Weighted
                       Number of        Current      Current           Average       Average       Average
                       Mortgage        Principal    Principal         Mortgage        Credit    Loan-to-Value
Loan Purpose             Loans          Balance      Balance           Coupon         Score         Ratio
------------------------------------------------------------------------------------------------------------
Equity Refinance          960      216,583,677          60.84         8.205            628            78.23
------------------------------------------------------------------------------------------------------------
Purchase                  583      113,236,482          31.81         8.356            655            86.96
------------------------------------------------------------------------------------------------------------
Rate/Term Refinance       124       26,153,274           7.35         7.866            652            80.71
------------------------------------------------------------------------------------------------------------
Total:                  1,667      355,973,433         100.00         8.228            638            81.19
------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

                                      Current Mortgage Interest Rates
-------------------------------------------------------------------------------------------------------------
                                                        Percent of
                                        Aggregate     the Aggregate  Weighted       Weighted    Weighted
    Range of              Number of      Current        Current        Average       Average      Average
Current Mortgage          Mortgage      Principal      Principal      Mortgage        Credit   Loan-to-Value
 Interest Rates             Loans        Balance        Balance        Coupon         Score        Ratio
-------------------------------------------------------------------------------------------------------------
5.5001 - 6.0000               13        3,855,718         1.08         5.894            708           68.84
------------------------------------------------------------------------------------------------------------
6.0001 - 6.5000               78       23,342,546         6.56         6.344            686           73.25
------------------------------------------------------------------------------------------------------------
6.5001 - 7.0000              185       49,487,876        13.90         6.837            669           76.28
------------------------------------------------------------------------------------------------------------
7.0001 - 7.5000              185       50,458,950        14.17         7.322            653           78.78
------------------------------------------------------------------------------------------------------------
7.5001 - 8.0000              221       57,056,617        16.03         7.813            638           79.65
------------------------------------------------------------------------------------------------------------
8.0001 - 8.5000              169       40,832,202        11.47         8.307            632           84.18
------------------------------------------------------------------------------------------------------------
8.5001 - 9.0000              239       49,378,288        13.87         8.809            621           85.81
------------------------------------------------------------------------------------------------------------
9.0001 - 9.5000              127       22,917,436         6.44         9.288            623           89.74
------------------------------------------------------------------------------------------------------------
9.5001 - 10.0000             166       26,199,254         7.36         9.802            609           88.15
------------------------------------------------------------------------------------------------------------
10.0001 - 10.5000             64        9,031,416         2.54        10.315            604           85.27
------------------------------------------------------------------------------------------------------------
10.5001 - 11.0000             65        7,997,968         2.25        10.788            601           80.45
------------------------------------------------------------------------------------------------------------
11.0001 - 11.5000             50        6,584,756         1.85        11.347            567           71.92
------------------------------------------------------------------------------------------------------------
11.5001 - 12.0000             57        6,025,883         1.69        11.799            597           76.46
------------------------------------------------------------------------------------------------------------
12.0001 - 12.5000             30        1,714,622         0.48        12.278            632           89.64
------------------------------------------------------------------------------------------------------------
12.5001 - 13.0000             11          777,666         0.22        12.875            595           78.70
------------------------------------------------------------------------------------------------------------
13.5001 - 14.0000              6          271,457         0.08        13.689            674           89.30
------------------------------------------------------------------------------------------------------------
14.0001 - 14.5000              1           40,778         0.01        14.500            754           99.79
------------------------------------------------------------------------------------------------------------
Total:                     1,667      355,973,433       100.00         8.228            638           81.19
------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate is approximately 8.228%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                Original Combined Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                                                    Percent of
                                      Aggregate    the Aggregate     Weighted       Weighted         Weighted
      Range of         Number of        Current      Current           Average       Average           Average
  Original Combined    Mortgage        Principal    Principal         Mortgage        Credit        Loan-to-Value
Loan-to-Value Ratios     Loans          Balance      Balance           Coupon         Score             Ratio
-----------------------------------------------------------------------------------------------------------------
0.01 - 50.00                 80       10,846,262           3.05         8.148            615                38.49
-----------------------------------------------------------------------------------------------------------------
50.01 - 55.00                40        8,008,378           2.25         7.806            629                53.37
-----------------------------------------------------------------------------------------------------------------
55.01 - 60.00                55       11,981,851           3.37         7.873            619                58.30
-----------------------------------------------------------------------------------------------------------------
60.01 - 65.00                66       13,071,871           3.67         8.497            605                63.25
-----------------------------------------------------------------------------------------------------------------
65.01 - 70.00               103       22,444,163           6.31         8.301            614                68.65
-----------------------------------------------------------------------------------------------------------------
70.01 - 75.00                90       19,306,471           5.42         7.935            630                73.58
-----------------------------------------------------------------------------------------------------------------
75.01 - 80.00               405      106,533,578          29.93         7.670            658                79.63
-----------------------------------------------------------------------------------------------------------------
80.01 - 85.00               140       31,475,813           8.84         8.200            621                84.26
-----------------------------------------------------------------------------------------------------------------
85.01 - 90.00               269       60,550,233          17.01         8.444            634                89.52
-----------------------------------------------------------------------------------------------------------------
90.01 - 95.00               125       29,889,196           8.40         8.568            641                94.73
-----------------------------------------------------------------------------------------------------------------
95.01 - 100.00              294       41,865,615          11.76         9.329            648                99.89
-----------------------------------------------------------------------------------------------------------------
Total:                    1,667      355,973,433         100.00         8.228            638                81.19
-----------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average original combined loan-to-value ratio is approximately 81.19%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                        Geographic Distribution
-------------------------------------------------------------------------------------------------------------
                                                           Percent of
                                         Aggregate       the Aggregate     Weighted    Weighted    Weighted
                           Number of      Current           Current        Average     Average     Average
                           Mortgage      Principal         Principal       Mortgage     Credit   Loan-to-Value
Geographic Distribution     Loans        Balance           Balance         Coupon       Score       Ratio
-------------------------------------------------------------------------------------------------------------
CA                            291       93,749,078           26.34          7.933        651          79.24
------------------------------------------------------------------------------------------------------------
FL                            270       58,784,713           16.51          8.187        631          79.30
------------------------------------------------------------------------------------------------------------
WA                             88       20,386,340            5.73          8.013        628          82.61
------------------------------------------------------------------------------------------------------------
TX                            140       18,797,476            5.28          8.744        624          87.12
------------------------------------------------------------------------------------------------------------
MD                             59       14,930,412            4.19          7.895        626          80.80
------------------------------------------------------------------------------------------------------------
AZ                             70       14,675,177            4.12          8.238        632          80.45
------------------------------------------------------------------------------------------------------------
NY                             42       12,114,354            3.40          8.172        649          73.64
------------------------------------------------------------------------------------------------------------
IL                             50        9,696,037            2.72          8.726        639          88.04
------------------------------------------------------------------------------------------------------------
NJ                             50        9,436,645            2.65          8.948        658          82.96
------------------------------------------------------------------------------------------------------------
HI                             19        7,319,052            2.06          7.230        667          75.67
------------------------------------------------------------------------------------------------------------
PA                             47        7,290,585            2.05          8.495        638          81.29
------------------------------------------------------------------------------------------------------------
NV                             39        7,096,184            1.99          8.252        634          76.86
------------------------------------------------------------------------------------------------------------
OR                             33        7,037,625            1.98          8.147        626          81.66
------------------------------------------------------------------------------------------------------------
VA                             29        6,941,981            1.95          7.873        645          81.56
------------------------------------------------------------------------------------------------------------
CT                             34        6,475,279            1.82          7.925        648          78.76
------------------------------------------------------------------------------------------------------------
GA                             35        5,338,920            1.50          8.728        618          83.81
------------------------------------------------------------------------------------------------------------
TN                             44        5,260,970            1.48          9.150        629          86.49
------------------------------------------------------------------------------------------------------------
UT                             23        4,523,070            1.27          8.235        640          80.37
------------------------------------------------------------------------------------------------------------
MO                             34        4,385,312            1.23          9.058        618          87.71
------------------------------------------------------------------------------------------------------------
MA                             26        4,018,346            1.13          8.630        655          83.44
------------------------------------------------------------------------------------------------------------
CO                             25        3,467,975            0.97          8.940        635          86.99
------------------------------------------------------------------------------------------------------------
MI                             19        2,760,203            0.78          9.072        613          91.83
------------------------------------------------------------------------------------------------------------
ID                             17        2,577,483            0.72          8.303        637          80.65
------------------------------------------------------------------------------------------------------------
KS                             16        2,394,212            0.67          8.877        631          89.23
------------------------------------------------------------------------------------------------------------
MS                             11        1,902,169            0.53          8.696        617          78.04
------------------------------------------------------------------------------------------------------------
MN                             10        1,892,281            0.53          8.478        620          82.19
------------------------------------------------------------------------------------------------------------
LA                             11        1,864,260            0.52          8.601        640          81.13
------------------------------------------------------------------------------------------------------------
AL                             13        1,644,246            0.46          8.876        607          89.77
------------------------------------------------------------------------------------------------------------
DE                              6        1,434,854            0.40          8.024        641          81.56
------------------------------------------------------------------------------------------------------------
MT                              4        1,422,945            0.40          8.971        642          85.57
------------------------------------------------------------------------------------------------------------
IA                             10        1,400,921            0.39          9.711        620          89.56
------------------------------------------------------------------------------------------------------------
NM                             10        1,327,505            0.37          8.337        615          84.67
------------------------------------------------------------------------------------------------------------
ME                              6        1,270,408            0.36          6.909        632          79.19
------------------------------------------------------------------------------------------------------------
RI                              5        1,269,533            0.36          7.253        649          81.03
------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
NH                 7        1,266,750       0.36          8.207      613        81.65
--------------------------------------------------------------------------------------
OK                10        1,188,342       0.33          8.692      635        89.29
--------------------------------------------------------------------------------------
AR                11        1,171,023       0.33          9.375      622        90.78
--------------------------------------------------------------------------------------
IN                 9        1,151,195       0.32          9.499      623        88.42
--------------------------------------------------------------------------------------
NC                 8        1,146,024       0.32          9.132      627        91.51
--------------------------------------------------------------------------------------
OH                 9        1,069,160       0.30          7.947      667        88.49
--------------------------------------------------------------------------------------
NE                 8          956,039       0.27          8.833      611        90.32
--------------------------------------------------------------------------------------
WY                 3          871,944       0.24          8.101      650        88.76
--------------------------------------------------------------------------------------
DC                 2          591,322       0.17          8.695      702        91.10
--------------------------------------------------------------------------------------
SC                 3          463,370       0.13          8.392      606        88.12
--------------------------------------------------------------------------------------
WI                 4          416,290       0.12          9.498      628        94.11
--------------------------------------------------------------------------------------
ND                 1          277,455       0.08          8.990      620        90.00
--------------------------------------------------------------------------------------
WV                 2          261,292       0.07          9.188      572        93.90
--------------------------------------------------------------------------------------
KY                 1          132,762       0.04          9.050      551        90.00
--------------------------------------------------------------------------------------
AK                 2           98,993       0.03          9.495      654        70.62
--------------------------------------------------------------------------------------
VT                 1           24,923       0.01         10.125      680        90.00
--------------------------------------------------------------------------------------
Total:         1,667      355,973,433     100.00          8.228      638        81.19
--------------------------------------------------------------------------------------




                                                      Loan Documentation
---------------------------------------------------------------------------------------------------------------------
                                                               Percent of
                                            Aggregate        the Aggregate    Weighted       Weighted      Weighted
                              Number of      Current            Current        Average       Average       Average
                              Mortgage      Principal          Principal      Mortgage        Credit    Loan-to-Value
Loan Documentation              Loans        Balance            Balance        Coupon         Score         Ratio
---------------------------------------------------------------------------------------------------------------------
Full Documentation               782      151,681,496            42.61         8.038            627            83.09
---------------------------------------------------------------------------------------------------------------------
Stated/Stated Documentation      432      103,879,432            29.18         8.390            642            78.32
---------------------------------------------------------------------------------------------------------------------
Stated Income Documentation      250       52,022,297            14.61         8.785            655            83.18
---------------------------------------------------------------------------------------------------------------------
Limited Documentation            125       33,614,369             9.44         7.811            634            80.95
---------------------------------------------------------------------------------------------------------------------
No Documentation                  64       11,578,477             3.25         8.018            701            72.78
---------------------------------------------------------------------------------------------------------------------
Alternate Documentation           14        3,197,361             0.90         8.038            617            84.74
---------------------------------------------------------------------------------------------------------------------
Total:                         1,667      355,973,433           100.00         8.228            638            81.19
---------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                   Prepayment Penalty Term
------------------------------------------------------------------------------------------------------------
                                               Percent of
                                  Aggregate   the Aggregate      Weighted       Weighted       Weighted
                    Number of      Current       Current          Average       Average          Average
Prepayment Penalty  Mortgage      Principal     Principal         Mortgage      Credit        Loan-to-Value
  Term (months)       Loans       Balance         Balance         Coupon        Score            Ratio
------------------------------------------------------------------------------------------------------------
0                      331       55,855,829         15.69          8.961           636                83.48
------------------------------------------------------------------------------------------------------------
6                       11        1,562,665          0.44          8.550           629                92.39
------------------------------------------------------------------------------------------------------------
12                      69       18,873,540          5.30          8.318           651                75.12
------------------------------------------------------------------------------------------------------------
24                     684      156,633,917         44.00          8.320           634                82.75
------------------------------------------------------------------------------------------------------------
36                     566      122,800,090         34.50          7.753           643                78.93
------------------------------------------------------------------------------------------------------------
60                       6          247,392          0.07         11.127           670                85.15
------------------------------------------------------------------------------------------------------------
Total:               1,667      355,973,433        100.00          8.228           638                81.19
------------------------------------------------------------------------------------------------------------




                                                    Interest-Only Term
-------------------------------------------------------------------------------------------------------------------
                                                        Percent of
                                      Aggregate       the Aggregate     Weighted       Weighted          Weighted
                      Number of        Current           Current        Average        Average           Average
Interest-Only         Mortgage        Principal         Principal       Mortgage        Credit        Loan-to-Value
Term (months)           Loans          Balance           Balance         Coupon         Score             Ratio
-------------------------------------------------------------------------------------------------------------------
0                      1,446        295,404,052           82.98          8.281            634                81.81
-------------------------------------------------------------------------------------------------------------------
24                        15          3,317,977            0.93         10.695            581                65.87
-------------------------------------------------------------------------------------------------------------------
36                         3            777,000            0.22         10.914            556                63.95
-------------------------------------------------------------------------------------------------------------------
60                       154         42,980,804           12.07          7.889            662                79.92
-------------------------------------------------------------------------------------------------------------------
84                        35         10,055,725            2.82          7.451            670                77.07
-------------------------------------------------------------------------------------------------------------------
120                       14          3,437,875            0.97          7.201            699                74.84
-------------------------------------------------------------------------------------------------------------------
Total:                 1,667        355,973,433          100.00          8.228            638                81.19
-------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                    Range of Debt-to-Income Ratios
-------------------------------------------------------------------------------------------------------
                                                  Percent of
                                 Aggregate       the Aggregate   Weighted      Weighted      Weighted
    Range of       Number of      Current           Current      Average        Average      Average
 Debt-to-Income     Mortgage     Principal         Principal     Mortgage       Credit    Loan-to-Value
     Ratios          Loans        Balance           Balance       Coupon         Score        Ratio
-------------------------------------------------------------------------------------------------------
 Not Calculated         64      11,578,477          3.25          8.018           701            72.78
-------------------------------------------------------------------------------------------------------
0.01 - 20.00            62      13,628,970          3.83          8.146           627            82.47
-------------------------------------------------------------------------------------------------------
20.01 - 25.00           67      12,426,435          3.49          8.209           640            81.93
-------------------------------------------------------------------------------------------------------
25.01 - 30.00          102      18,435,196          5.18          8.154           632            78.20
-------------------------------------------------------------------------------------------------------
30.01 - 35.00          160      31,553,377          8.86          8.091           636            79.73
-------------------------------------------------------------------------------------------------------
35.01 - 40.00          219      40,811,009         11.46          8.226           632            79.14
-------------------------------------------------------------------------------------------------------
40.01 - 45.00          299      64,881,141         18.23          8.293           635            81.62
-------------------------------------------------------------------------------------------------------
45.01 - 50.00          418      92,908,807         26.10          8.229           638            82.52
-------------------------------------------------------------------------------------------------------
50.01 - 55.00          176      41,699,222         11.71          8.277           631            82.05
-------------------------------------------------------------------------------------------------------
55.01 - 60.00          100      28,050,798          7.88          8.341           651            83.63
-------------------------------------------------------------------------------------------------------
Total:               1,667     355,973,433        100.00          8.228           638            81.19
-------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average DTI (excluding mortgage loans for which DTI was not calculated) is approximately 42.29%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                        Range of Gross Margins
------------------------------------------------------------------------------------------------------------
                                                    Percent of
                                  Aggregate        the Aggregate     Weighted      Weighted      Weighted
                      Number of    Current            Current        Average        Average      Average
   Range of           Mortgage    Principal          Principal       Mortgage       Credit     Loan-to-Value
Gross Margins           Loans      Balance            Balance         Coupon         Score        Ratio
------------------------------------------------------------------------------------------------------------
1.5001 - 2.0000          1          123,413              0.05          6.350           726            65.00
------------------------------------------------------------------------------------------------------------
2.5001 - 3.0000          8        2,131,774              0.83          7.566           707            82.96
------------------------------------------------------------------------------------------------------------
3.0001 - 3.5000          1          246,500              0.10          5.950           756            85.00
------------------------------------------------------------------------------------------------------------
3.5001 - 4.0000          6        1,739,740              0.68          7.051           697            84.14
------------------------------------------------------------------------------------------------------------
4.0001 - 4.5000         18        4,223,080              1.65          7.238           667            75.77
------------------------------------------------------------------------------------------------------------
4.5001 - 5.0000         37        7,907,910              3.08          7.410           680            78.16
------------------------------------------------------------------------------------------------------------
5.0001 - 5.5000        185       37,752,618             14.72          8.400           634            86.66
------------------------------------------------------------------------------------------------------------
5.5001 - 6.0000        211       48,120,978             18.76          8.548           624            79.34
------------------------------------------------------------------------------------------------------------
6.0001 - 6.5000        351       95,260,865             37.15          7.973           643            81.37
------------------------------------------------------------------------------------------------------------
6.5001 - 7.0000        150       36,132,194             14.09          8.491           613            80.85
------------------------------------------------------------------------------------------------------------
7.0001 - 7.5000         37        8,502,933              3.32          8.875           627            80.00
------------------------------------------------------------------------------------------------------------
7.5001 - 8.0000         45       12,725,094              4.96          9.217           619            88.09
------------------------------------------------------------------------------------------------------------
8.0001 - 8.5000          4          840,111              0.33          9.586           630            97.03
------------------------------------------------------------------------------------------------------------
8.5001 - 9.0000          1          264,732              0.10         10.510           546            90.00
------------------------------------------------------------------------------------------------------------
9.0001 - 9.5000          3          292,823              0.11         11.427           540            79.96
------------------------------------------------------------------------------------------------------------
9.5001 - 10.0000         1          176,596              0.07         11.910           570            95.00
------------------------------------------------------------------------------------------------------------
Total:               1,059      256,441,362            100.00          8.281           634            81.89
------------------------------------------------------------------------------------------------------------

As of the cut-off  date,  the weighted  average  gross  margin is  approximately
6.139%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                  Initial Periodic Rate Caps
--------------------------------------------------------------------------------------------------------------
                                                 Percent of
                                    Aggregate   the Aggregate      Weighted       Weighted         Weighted
                    Number of        Current      Current           Average        Average          Average
Initial Periodic    Mortgage        Principal    Principal          Mortgage       Credit        Loan-to-Value
Rate Caps            Loans          Balance      Balance            Coupon         Score            Ratio
--------------------------------------------------------------------------------------------------------------
1.000                  18        4,199,592           1.64          7.701           659                73.83
------------------------------------------------------------------------------------------------------------
1.500                   5          809,171           0.32          7.528           653                81.90
------------------------------------------------------------------------------------------------------------
2.000                 440      102,305,760          39.89          8.192           633                79.69
------------------------------------------------------------------------------------------------------------
3.000                 587      147,916,401          57.68          8.343           635                83.69
------------------------------------------------------------------------------------------------------------
5.000                   6          715,939           0.28         12.249           536                62.43
------------------------------------------------------------------------------------------------------------
6.000                   3          494,499           0.19          8.827           702                95.12
------------------------------------------------------------------------------------------------------------
Total:              1,059      256,441,362         100.00          8.281           634                81.89
------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average initial periodic rate cap is approximately 2.575%.



                                                      Subsequent Periodic Rate Caps
----------------------------------------------------------------------------------------------------------------------
                                                        Percent of
                                      Aggregate        the Aggregate      Weighted        Weighted          Weighted
                      Number of        Current            Current          Average        Average           Average
Subsequent Periodic   Mortgage        Principal          Principal         Mortgage        Credit        Loan-to-Value
     Rate Caps          Loans          Balance            Balance           Coupon         Score             Ratio
----------------------------------------------------------------------------------------------------------------------
1.000                    771      189,628,598               73.95          8.236            634                82.85
---------------------------------------------------------------------------------------------------------------------
1.500                    259       62,243,371               24.27          8.239            640                80.07
---------------------------------------------------------------------------------------------------------------------
2.000                     15        2,369,629                0.92         10.349            581                66.89
---------------------------------------------------------------------------------------------------------------------
3.000                     13        2,028,487                0.79         11.160            543                66.20
---------------------------------------------------------------------------------------------------------------------
8.000                      1          171,278                0.07         11.500            503                70.00
---------------------------------------------------------------------------------------------------------------------
Total:                 1,059      256,441,362              100.00          8.281            634                81.89
---------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average subsequent periodic rate cap is approximately 1.151%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                              Maximum Mortgage Rates
---------------------------------------------------------------------------------------------------------
                                                 Percent of
                                   Aggregate    the Aggregate      Weighted       Weighted    Weighted
     Range of      Number of        Current       Current           Average        Average     Average
 Maximum Mortgage  Mortgage        Principal     Principal          Mortgage        Credit  Loan-to-Value
      Rates          Loans          Balance       Balance            Coupon         Score       Ratio
---------------------------------------------------------------------------------------------------------
11.501 - 12.000        1         246,500             0.10          5.950            756          85.00
-------------------------------------------------------------------------------------------------------
12.001 - 12.500       28      10,398,428             4.05          6.321            683          74.85
-------------------------------------------------------------------------------------------------------
12.501 - 13.000       71      21,971,588             8.57          6.805            678          79.44
-------------------------------------------------------------------------------------------------------
13.001 - 13.500      101      30,888,969            12.05          7.235            657          79.08
-------------------------------------------------------------------------------------------------------
13.501 - 14.000      131      35,777,519            13.95          7.616            644          79.86
-------------------------------------------------------------------------------------------------------
14.001 - 14.500      123      32,789,762            12.79          7.988            631          81.66
-------------------------------------------------------------------------------------------------------
14.501 - 15.000      210      48,107,421            18.76          8.489            627          84.75
-------------------------------------------------------------------------------------------------------
15.001 - 15.500      105      22,162,566             8.64          8.938            628          89.07
-------------------------------------------------------------------------------------------------------
15.501 - 16.000      117      23,175,274             9.04          9.364            612          88.05
-------------------------------------------------------------------------------------------------------
16.001 - 16.500       48       9,037,659             3.52          9.751            618          86.16
-------------------------------------------------------------------------------------------------------
16.501 - 17.000       43       7,428,021             2.90         10.193            599          80.69
-------------------------------------------------------------------------------------------------------
17.001 - 17.500       21       3,750,482             1.46         10.876            588          73.19
-------------------------------------------------------------------------------------------------------
17.501 - 18.000       23       4,341,310             1.69         11.105            578          73.94
-------------------------------------------------------------------------------------------------------
18.001 - 18.500       17       2,791,178             1.09         10.943            554          65.35
-------------------------------------------------------------------------------------------------------
18.501 - 19.000       12       2,068,166             0.81         12.025            552          62.44
-------------------------------------------------------------------------------------------------------
19.001 - 19.500        7       1,272,654             0.50         11.410            530          68.48
-------------------------------------------------------------------------------------------------------
19.501 - 20.000        1         233,865             0.09         11.990            507          60.00
-------------------------------------------------------------------------------------------------------
Total:             1,059     256,441,362           100.00          8.281            634          81.89
-------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate is approximately 14.584%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                                        Minimum Mortgage Rates
---------------------------------------------------------------------------------------------------------------------
                                                          Percent of
                                       Aggregate         the Aggregate    Weighted       Weighted        Weighted
    Range of               Number of    Current            Current        Average        Average          Average
Minimum Mortgage           Mortgage    Principal          Principal       Mortgage       Credit        Loan-to-Value
      Rates                  Loans      Balance            Balance         Coupon         Score            Ratio
---------------------------------------------------------------------------------------------------------------------
<= 2.000                      59       12,770,703            4.98          9.037           607                83.04
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                  5        1,478,738            0.58          6.551           667                72.35
--------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                 39       13,910,381            5.42          6.329           681                73.52
--------------------------------------------------------------------------------------------------------------------
6.501 - 7.000                 93       27,953,361           10.90          6.840           676                79.78
--------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                123       36,469,142           14.22          7.328           653                78.75
--------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                158       43,057,902           16.79          7.828           639                79.88
--------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                106       27,361,217           10.67          8.293           632                83.67
--------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                182       39,503,349           15.40          8.806           622                86.48
--------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                 91       17,873,989            6.97          9.285           627                91.00
--------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                99       17,656,637            6.89          9.819           601                88.54
--------------------------------------------------------------------------------------------------------------------
10.001 - 10.500               32        5,966,621            2.33         10.384           592                82.25
--------------------------------------------------------------------------------------------------------------------
10.501 - 11.000               31        5,089,019            1.98         10.779           586                76.63
--------------------------------------------------------------------------------------------------------------------
11.001 - 11.500               25        4,249,220            1.66         11.099           554                66.57
--------------------------------------------------------------------------------------------------------------------
11.501 - 12.000               13        2,813,127            1.10         11.844           553                66.05
--------------------------------------------------------------------------------------------------------------------
12.001 >=                      3          287,958            0.11         12.577           574                81.92
--------------------------------------------------------------------------------------------------------------------
Total:                     1,059      256,441,362          100.00          8.281           634                81.89
--------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average minimum mortgage rate is approximately 8.236%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                              Next Mortgage Rate Adjustment (month-year)
-------------------------------------------------------------------------------------------------------------------
                                                           Percent of
                                         Aggregate        the Aggregate  Weighted       Weighted         Weighted
Next Mortgage Rate          Number of     Current           Current       Average        Average          Average
    Adjustment               Mortgage    Principal         Principal      Mortgage       Credit        Loan-to-Value
   (month-year)               Loans       Balance           Balance       Coupon         Score            Ratio
--------------------------------------------------------------------------------------------------------------------
June 2007                        1         124,970             0.05         11.750           576            54.80
------------------------------------------------------------------------------------------------------------------
July 2007                        2         446,000             0.17          7.670           681            84.95
------------------------------------------------------------------------------------------------------------------
September 2007                   4         743,043             0.29          9.081           608            70.36
------------------------------------------------------------------------------------------------------------------
October 2007                     2         235,770             0.09          8.813           562            62.41
------------------------------------------------------------------------------------------------------------------
November 2007                    1         130,400             0.05          7.540           584            80.00
------------------------------------------------------------------------------------------------------------------
March 2008                       2         170,993             0.07          8.439           555            82.08
------------------------------------------------------------------------------------------------------------------
April 2008                       3         480,592             0.19          8.896           523            86.44
------------------------------------------------------------------------------------------------------------------
May 2008                         2         426,645             0.17          9.384           515            81.27
------------------------------------------------------------------------------------------------------------------
June 2008                        5         631,787             0.25          9.324           590            69.92
------------------------------------------------------------------------------------------------------------------
July 2008                       17       4,072,263             1.59          9.928           573            69.41
------------------------------------------------------------------------------------------------------------------
August 2008                      9       1,225,707             0.48          9.624           570            79.77
------------------------------------------------------------------------------------------------------------------
September 2008                   9       2,094,315             0.82          9.228           592            78.94
------------------------------------------------------------------------------------------------------------------
October 2008                   146      34,863,632            13.60          8.553           632            81.01
------------------------------------------------------------------------------------------------------------------
November 2008                   66      15,711,247             6.13          8.424           635            84.23
------------------------------------------------------------------------------------------------------------------
December 2008                   91      27,047,746            10.55          8.113           641            83.87
------------------------------------------------------------------------------------------------------------------
January 2009                    94      26,326,900            10.27          8.210           632            82.28
------------------------------------------------------------------------------------------------------------------
February 2009                  134      27,309,164            10.65          8.559           623            86.98
------------------------------------------------------------------------------------------------------------------
March 2009                     214      48,889,676            19.06          8.277           640            81.43
------------------------------------------------------------------------------------------------------------------
May 2009                         2         294,504             0.11          9.174           520            90.00
------------------------------------------------------------------------------------------------------------------
June 2009                        1         323,000             0.13          7.950           614            95.00
------------------------------------------------------------------------------------------------------------------
August 2009                      2         872,614             0.34          9.383           735            96.76
------------------------------------------------------------------------------------------------------------------
September 2009                   2         394,389             0.15          8.923           608            95.61
------------------------------------------------------------------------------------------------------------------
October 2009                    17       4,281,437             1.67          8.397           617            77.99
------------------------------------------------------------------------------------------------------------------
November 2009                   17       5,489,649             2.14          8.086           623            77.40
------------------------------------------------------------------------------------------------------------------
December 2009                   22       6,233,246             2.43          7.257           652            81.53
------------------------------------------------------------------------------------------------------------------
January 2010                    19       6,570,681             2.56          8.037           632            81.28
------------------------------------------------------------------------------------------------------------------
February 2010                   29       5,575,296             2.17          8.727           603            83.62
------------------------------------------------------------------------------------------------------------------
March 2010                      71      14,645,159             5.71          8.043           640            79.96
------------------------------------------------------------------------------------------------------------------
April 2011                       1         134,635             0.05          7.875           789            90.00
------------------------------------------------------------------------------------------------------------------
June 2011                        1          53,290             0.02          9.375           642            80.00
------------------------------------------------------------------------------------------------------------------
September 2011                   1         247,201             0.10          6.875           599            79.51
------------------------------------------------------------------------------------------------------------------
October 2011                    20       6,070,430             2.37          7.147           686            76.77
------------------------------------------------------------------------------------------------------------------
November 2011                   39      10,130,666             3.95          7.755           657            77.88
------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                         [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
December 2011                    4       1,441,282             0.56          7.540           635            83.68
------------------------------------------------------------------------------------------------------------------
January 2012                     3       1,055,547             0.41          7.102           660            78.94
------------------------------------------------------------------------------------------------------------------
February 2012                    1         160,061             0.06          6.500           694           100.00
------------------------------------------------------------------------------------------------------------------
March 2012                       5       1,537,424             0.60          7.061           720            84.81
------------------------------------------------------------------------------------------------------------------
Total:                       1,059     256,441,362           100.00          8.281           634            81.89
------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to next interest rate adjustment is approximately 24 months.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                  [C-BASS LOGO]


--------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS New Issue Term Sheet

$342,804,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2007-CB5

Offered Certificates:      A-1, A-2, A-3,
                           M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 & M-9

Asset Backed Funding Corporation
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

May 23, 2007
                        [BANK OF AMERICA SECURITIES LOGO]


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


                             IRS CIRCULAR 230 NOTICE

          THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                                    CONTACTS
----------------------------------------------------------------------------------------------
Banc of America Securities LLC

Mortgage Trading/Syndicate
--------------------------
Pat Beranek                       (212) 847-5095     patrick.beranek@bankofamerica.com
Ileana Chu                        (212) 847-5095     ileana.i.chu@bankofamerica.com
Charlene Balfour                  (212) 847-5095     charlene.c.balfour @bankofamerica.com
Aaron Books                       (212) 847-5095     aaron.s.books@bankofamerica.com
Jordan Chirico                    (212) 847-5095     jordan.chirico@bankofamerica.com


Global Structured Finance                            Fax:  (704) 388-9668
-------------------------
Chris Schiavone                   (704) 387-1853     chris.schiavone@bankofamerica.com
Juanita Deane-Warner              (212) 583-8405     juanita.l.deane-warner@bankofamerica.com
Niki Hogue                        (704) 387-1855     nikole.hogue@bankofamerica.com
Adarsh Dhand                      (704) 683-5412     adarsh.dhand@bankofamerica.com
Rahul Mukherjee                   (704) 683-5179     rahul.mukherjee@bankofamerica.com
Brandon Crooks                    (704) 388-1720     brandon.crooks@bankofamerica.com
Ken Hart                          (704) 683-5707     james.k.hart@bankofamerica.com


Rating Agencies
Odile Grisard Boucher- Moody's    (212) 553-1382     odile.grisardboucher@moodys.com
Sudhir Sharma - S&P               (212) 438-3047     sudhir_sharma@standardandpoors.com
Quincy Tang - DBRS                (212) 806-3256     qtang@dbrs.com

----------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


                                Rate Cap Schedule
                                -----------------

--------------------------------------------------------------------------------
                           Effective                                  Effective
Month       Rate Cap/1/       Rate/2/     Month       Rate Cap/1/       Rate/2/
--------------------------------------------------------------------------------

 1            9.26            24.06         41           9.45           25.36
 2            7.72            22.47         42           9.14           25.04
 3            7.47            22.37         43           9.43           25.33
 4            7.47            22.36         44           9.12           25.12
 5            7.71            22.45         45           9.12           25.13
 6            7.46            22.35         46           10.03          26.14
 7            7.72            22.44         47           9.11           25.17
 8            7.47            22.34         48           9.40           25.43
 9            7.47            22.33         49           9.09           25.06
10            7.93            22.54         50           9.38           25.45
11            7.47            22.32         51           9.07           25.09
12            7.72            22.42         52           9.06           25.09
13            7.47            22.31         53           9.35           25.44
14            7.72            22.42         54           9.08           25.11
15            7.47            22.30         55           9.39           25.47
16            7.47            22.29         56           9.10           25.13
17            7.72            22.41         57           9.09           25.12
18            7.48            22.30         58           9.70           25.83
19            7.75            22.44         59           9.07           25.10
20            8.24            23.00         60           9.39           25.46
21            8.53            23.28         61           9.09           10.57
22            9.46            24.08         62           9.38           10.91
23            8.66            23.39         63           9.07           10.54
24            8.94            23.61         64           9.06           10.52
25            8.65            23.38         65           9.35           10.86
26            9.09            23.94         66           9.05           10.51
27            8.85            23.80         67           9.34           10.86
28            8.89            23.83         68           9.03           10.49
29            9.19            24.08         69           9.02           10.48
30            8.90            23.84         70           9.97           11.58
31            9.19            24.09         71           9.00           10.44
32            9.02            24.27         72           9.29           10.79
33            9.06            24.41         73           8.98           10.43
34            9.99            25.37         74           9.26           10.77
35            9.12            24.50         75           8.95           10.40
36            9.42            24.77         76           8.94           10.38
37            9.11            24.49         77           9.23           10.71
38            9.44            25.11
39            9.14            24.99
40            9.14            25.04
--------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 5.32000% and 6-month LIBOR remains constant at 5.37000% and run at the Pricing Speed to call.

(2) Assumes 1mL and 6mL increase to 20% and payments are received from the swap agreement and the interest rate cap agreement, run at the pricing speed. The Effective Rate is defined as the Net Mortgage Rate (adjusted based on Act/360 basis) plus a per annum rate equal to the quotient of (a) the sum of (i) the positive amount received from the swap agreement and (ii) cash received from the interest rate cap agreement for that distribution dates, over (b) the current Class A and M bond balance (prior to distributions) * 360 / number of days.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

                                               BOND SUMMARY (to Call)(1)
                                               -------------------------


------------------------------------------------------------------------------------------------------------------------------
                                   0% PPC        50% PPC     75% PPC     100% PPC      125% PPC      150% PPC      200% PPC
------------------------------------------------------------------------------------------------------------------------------
Class A-1
Average Life (yrs.)                  17.53         1.81        1.27          1.00         0.83          0.70         0.54
Modified Duration (yrs.)             10.55         1.66        1.18          0.94         0.79          0.67         0.51
First Principal Payment Date       6/25/2007    6/25/2007    6/25/2007    6/25/2007    6/25/2007     6/25/2007     6/25/2007
Last Principal Payment Date        11/25/2032   2/25/2011   11/25/2009    3/25/2009    12/25/2008    9/25/2008     5/25/2008
Payment Windows (mos.)              1 to 306     1 to 45      1 to 30      1 to 22      1 to 19       1 to 16       1 to 12

Class A-2
Average Life (yrs.)                  28.24         6.90        4.51          3.00         2.03          1.70         1.28
Modified Duration (yrs.)             13.86         5.47        3.83          2.66         1.87          1.58         1.21
First Principal Payment Date       11/25/2032   2/25/2011   11/25/2009    3/25/2009    12/25/2008    9/25/2008     5/25/2008
Last Principal Payment Date        1/25/2037    1/25/2020    9/25/2015    6/25/2013    2/25/2010     7/25/2009    11/25/2008
Payment Windows (mos.)             306 to 356   45 to 152    30 to 100     22 to 73     19 to 33      16 to 26     12 to 18

Class A-3
Average Life (yrs.)                  29.65        13.28        8.79          6.38         3.73          2.35         1.49
Modified Duration (yrs.)             14.04         9.11        6.76          5.22         3.25          2.15         1.39
First Principal Payment Date       1/25/2037    1/25/2020    9/25/2015    6/25/2013    2/25/2010     7/25/2009    11/25/2008
Last Principal Payment Date        1/25/2037    9/25/2020    3/25/2016    10/25/2013   4/25/2012     12/25/2009   11/25/2008
Payment Windows (mos.)             356 to 356   152 to 160  100 to 106     73 to 77     33 to 59      26 to 31     18 to 18

(1)  Run at a price of 100.0000%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


                                               BOND SUMMARY (to Call)(1)
                                               -------------------------


------------------------------------------------------------------------------------------------------------------------------
                                    0% PPC        50% PPC     75% PPC     100% PPC      125% PPC      150% PPC      200% PPC
------------------------------------------------------------------------------------------------------------------------------
Class M1
Average Life (yrs.)                  29.02          8.70         5.77         4.78          4.90         3.75         1.76
Modified Duration (yrs.)             13.91          6.53         4.71         4.06          4.17         3.29         1.63
First Principal Payment Date       8/25/2033     7/25/2011     8/25/2010   3/25/2011     4/25/2012    12/25/2009   11/25/2008
Last Principal Payment Date        1/25/2037     9/25/2020     3/25/2016   10/25/2013    4/25/2012    4/25/2011     3/25/2009
Payment Windows (mos.)             315 to 356    50 to 160     39 to 106    46 to 77      59 to 59     31 to 47     18 to 22

Class M2
Average Life (yrs.)                  28.99          8.70         5.76         4.62          4.63         3.90         1.82
Modified Duration (yrs.)             13.87          6.53         4.70         3.94          3.97         3.41         1.68
First Principal Payment Date       8/25/2033     7/25/2011     7/25/2010   12/25/2010    8/25/2011    4/25/2011     3/25/2009
Last Principal Payment Date        1/25/2037     9/25/2020     3/25/2016   10/25/2013    4/25/2012    4/25/2011     3/25/2009
Payment Windows (mos.)             315 to 356    50 to 160     38 to 106    43 to 77      51 to 59     47 to 47     22 to 22

Class M3
Average Life (yrs.)                  28.98          8.70         5.76         4.54          4.28         3.82         1.80
Modified Duration (yrs.)             13.81          6.51         4.69         3.87          3.70         3.34         1.66
First Principal Payment Date       8/25/2033     7/25/2011     7/25/2010   11/25/2010    5/25/2011    1/25/2011     2/25/2009
Last Principal Payment Date        1/25/2037     9/25/2020     3/25/2016   10/25/2013    4/25/2012    4/25/2011     3/25/2009
Payment Windows (mos.)             315 to 356    50 to 160     38 to 106    42 to 77      48 to 59     44 to 47     21 to 22

Class M4
Average Life (yrs.)                  28.95          8.70         5.75         4.50          4.12         3.60         1.73
Modified Duration (yrs.)             13.59          6.47         4.67         3.82          3.56         3.16         1.60
First Principal Payment Date       8/25/2033     7/25/2011     7/25/2010   10/25/2010    2/25/2011    10/25/2010    1/25/2009
Last Principal Payment Date        1/25/2037     9/25/2020     3/25/2016   10/25/2013    4/25/2012    4/25/2011     3/25/2009
Payment Windows (mos.)             315 to 356    50 to 160     38 to 106    41 to 77      45 to 59     41 to 47     20 to 22

(1)  Run at a price of 100.0000%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


                                               BOND SUMMARY (to Call)(1)
                                               -------------------------


------------------------------------------------------------------------------------------------------------------------------
                                   0% PPC        50% PPC     75% PPC     100% PPC      125% PPC      150% PPC      200% PPC
------------------------------------------------------------------------------------------------------------------------------
Class M5
Average Life (yrs.)               28.93           8.70        5.75          4.46         4.00          3.45         1.69
Modified Duration (yrs.)          13.51           6.45        4.66          3.79         3.46          3.03         1.57
First Principal Payment Date    8/25/2033      7/25/2011    6/25/2010    9/25/2010    12/25/2010    8/25/2010     1/25/2009
Last Principal Payment Date     1/25/2037      9/25/2020    3/25/2016    10/25/2013   4/25/2012     4/25/2011     3/25/2009
Payment Windows (mos.)          315 to 356     50 to 160    37 to 106     40 to 77     43 to 59      39 to 47     20 to 22

Class M6
Average Life (yrs.)               28.93           8.70        5.75          4.44         3.91          3.33         1.66
Modified Duration (yrs.)          13.14           6.38        4.61          3.74         3.37          2.93         1.54
First Principal Payment Date    8/25/2033      7/25/2011    6/25/2010    8/25/2010    11/25/2010    6/25/2010    12/25/2008
Last Principal Payment Date     1/25/2037      9/25/2020    3/25/2016    10/25/2013   4/25/2012     4/25/2011     3/25/2009
Payment Windows (mos.)          315 to 356     50 to 160    37 to 106     39 to 77     42 to 59      37 to 47     19 to 22

Class M7
Average Life (yrs.)               28.92           8.70        5.75          4.41         3.84          3.25         1.63
Modified Duration (yrs.)          12.45           6.23        4.54          3.67         3.28          2.83         1.50
First Principal Payment Date    8/25/2033      7/25/2011    6/25/2010    8/25/2010    9/25/2010     5/25/2010    12/25/2008
Last Principal Payment Date     1/25/2037      9/25/2020    3/25/2016    10/25/2013   4/25/2012     4/25/2011     3/25/2009
Payment Windows (mos.)          315 to 356     50 to 160    37 to 106     39 to 77     40 to 59      36 to 47     19 to 22

Class M8
Average Life (yrs.)               28.92           8.70        5.75          4.39         3.79          3.18         1.63
Modified Duration (yrs.)          11.52           6.01        4.42          3.58         3.18          2.73         1.49
First Principal Payment Date    8/25/2033      7/25/2011    6/25/2010    7/25/2010    9/25/2010     4/25/2010    12/25/2008
Last Principal Payment Date     1/25/2037      9/25/2020    3/25/2016    10/25/2013   4/25/2012     4/25/2011     3/25/2009
Payment Windows (mos.)          315 to 356     50 to 160    37 to 106     38 to 77     40 to 59      35 to 47     19 to 22

Class M9
Average Life (yrs.)               28.92           8.70        5.75          4.38         3.75          3.13         1.63
Modified Duration (yrs.)          11.52           6.01        4.42          3.58         3.15          2.70         1.49
First Principal Payment Date    8/25/2033      7/25/2011    6/25/2010    7/25/2010    8/25/2010     3/25/2010    12/25/2008
Last Principal Payment Date     1/25/2037      9/25/2020    3/25/2016    10/25/2013   4/25/2012     4/25/2011     3/25/2009
Payment Windows (mos.)          315 to 356     50 to 160    37 to 106     38 to 77     39 to 59      34 to 47     19 to 22

(1)  Run at a price of 100.0000%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


                                               BOND SUMMARY (to Maturity)(1)
                                               -----------------------------


------------------------------------------------------------------------------------------------------------------------------
                                   0% PPC        50% PPC     75% PPC     100% PPC      125% PPC      150% PPC      200% PPC
------------------------------------------------------------------------------------------------------------------------------
Class A-1
Average Life (yrs.)                17.53           1.81         1.27          1.00         0.83         0.70         0.54
Modified Duration (yrs.)           10.55           1.66         1.18          0.94         0.79         0.67         0.51
First Principal Payment Date     6/25/2007      6/25/2007     6/25/2007    6/25/2007    6/25/2007    6/25/2007     6/25/2007
Last Principal Payment Date      11/25/2032     2/25/2011    11/25/2009    3/25/2009    12/25/2008   9/25/2008     5/25/2008
Payment Windows (mos.)            1 to 306       1 to 45       1 to 30      1 to 22      1 to 19      1 to 16       1 to 12

Class A-2
Average Life (yrs.)                28.24           6.90         4.51          3.00         2.03         1.70         1.28
Modified Duration (yrs.)           13.86           5.47         3.83          2.66         1.87         1.58         1.21
First Principal Payment Date     11/25/2032     2/25/2011    11/25/2009    3/25/2009    12/25/2008   9/25/2008     5/25/2008
Last Principal Payment Date      1/25/2037      1/25/2020     9/25/2015    6/25/2013    2/25/2010    7/25/2009    11/25/2008
Payment Windows (mos.)           306 to 356     45 to 152     30 to 100     22 to 73     19 to 33     16 to 26     12 to 18

Class A-3
Average Life (yrs.)                29.72          17.44         11.94         8.79         5.28         2.35         1.49
Modified Duration (yrs.)           14.05          10.67         8.35          6.66         4.27         2.15         1.39
First Principal Payment Date     1/25/2037      1/25/2020     9/25/2015    6/25/2013    2/25/2010    7/25/2009    11/25/2008
Last Principal Payment Date      3/25/2037      9/25/2034     8/25/2027    8/25/2022    6/25/2019    12/25/2009   11/25/2008
Payment Windows (mos.)           356 to 358     152 to 328   100 to 243    73 to 183    33 to 145     26 to 31     18 to 18


(1)  Run at a price of 100.0000%.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------



                                               BOND SUMMARY (to Maturity)(1)
                                               -----------------------------


------------------------------------------------------------------------------------------------------------------------------
                                   0% PPC        50% PPC     75% PPC     100% PPC      125% PPC      150% PPC      200% PPC
------------------------------------------------------------------------------------------------------------------------------
Class M1
Average Life (yrs.)               29.05          9.60         6.43          5.29          5.91         6.27         3.87
Modified Duration (yrs.)          13.92          6.87         5.05          4.37          4.88         5.09         3.34
First Principal Payment Date    8/25/2033     7/25/2011     8/25/2010    3/25/2011     4/25/2012    12/25/2009   11/25/2008
Last Principal Payment Date     3/25/2037     6/25/2031     5/25/2024    2/25/2020     4/25/2017    2/25/2017     1/25/2014
Payment Windows (mos.)          315 to 358    50 to 289     39 to 204    46 to 153     59 to 119    31 to 117     18 to 80

Class M2
Average Life (yrs.)               29.02          9.57         6.40          5.11          5.01         4.69         2.63
Modified Duration (yrs.)          13.88          6.86         5.04          4.24          4.23         4.00         2.38
First Principal Payment Date    8/25/2033     7/25/2011     7/25/2010    12/25/2010    8/25/2011    5/25/2011     5/25/2009
Last Principal Payment Date     3/25/2037     8/25/2030     8/25/2023    8/25/2019     11/25/2016   12/25/2014    5/25/2012
Payment Windows (mos.)          315 to 358    50 to 279     38 to 195    43 to 147     51 to 114     48 to 91     24 to 60

Class M3
Average Life (yrs.)               29.00          9.54         6.38          5.01          4.65         4.12         2.10
Modified Duration (yrs.)          13.81          6.84         5.02          4.16          3.95         3.57         1.92
First Principal Payment Date    8/25/2033     7/25/2011     7/25/2010    11/25/2010    5/25/2011    1/25/2011     2/25/2009
Last Principal Payment Date     3/25/2037     8/25/2029    10/25/2022    12/25/2018    4/25/2016    7/25/2014     1/25/2012
Payment Windows (mos.)          315 to 358    50 to 267     38 to 185    42 to 139     48 to 107     44 to 86     21 to 56

Class M4
Average Life (yrs.)               28.98          9.51         6.35          4.95          4.47         3.88         1.99
Modified Duration (yrs.)          13.60          6.78         4.98          4.10          3.80         3.37         1.82
First Principal Payment Date    8/25/2033     7/25/2011     7/25/2010    10/25/2010    2/25/2011    10/25/2010    1/25/2009
Last Principal Payment Date     3/25/2037     12/25/2028    3/25/2022    6/25/2018     12/25/2015   3/25/2014    10/25/2011
Payment Windows (mos.)          315 to 358    50 to 259     38 to 178    41 to 133     45 to 103     41 to 82     20 to 53


(1)  Run at a price of 100.0000%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


                                               BOND SUMMARY (to Maturity)(1)
                                               -----------------------------


------------------------------------------------------------------------------------------------------------------------------
                                   0% PPC        50% PPC     75% PPC     100% PPC      125% PPC      150% PPC      200% PPC
------------------------------------------------------------------------------------------------------------------------------
Class M5
Average Life (yrs.)              28.96           9.47         6.32           4.89         4.34         3.71           1.93
Modified Duration (yrs.)         13.52           6.75         4.95           4.05         3.69         3.23           1.77
First Principal Payment Date   8/25/2033      7/25/2011     6/25/2010     9/25/2010    12/25/2010   8/25/2010       1/25/2009
Last Principal Payment Date    3/25/2037      3/25/2028     9/25/2021     1/25/2018    8/25/2015    12/25/2013      7/25/2011
Payment Windows (mos.)         315 to 358     50 to 250     37 to 172     40 to 128     43 to 99     39 to 79       20 to 50

Class M6
Average Life (yrs.)              28.95           9.42         6.28           4.84         4.23         3.58           1.89
Modified Duration (yrs.)         13.15           6.65         4.89           3.98         3.59         3.11           1.73
First Principal Payment Date   8/25/2033      7/25/2011     6/25/2010     8/25/2010    11/25/2010   6/25/2010      12/25/2008
Last Principal Payment Date    3/25/2037      5/25/2027     2/25/2021     7/25/2017    3/25/2015    8/25/2013       4/25/2011
Payment Windows (mos.)         315 to 358     50 to 240     37 to 165     39 to 122     42 to 94     37 to 75       19 to 47

Class M7
Average Life (yrs.)              28.95           9.35         6.23           4.77         4.12         3.47           1.84
Modified Duration (yrs.)         12.46           6.46         4.77           3.89         3.47         2.99           1.67
First Principal Payment Date   8/25/2033      7/25/2011     6/25/2010     8/25/2010    9/25/2010    5/25/2010      12/25/2008
Last Principal Payment Date    3/25/2037      5/25/2026     5/25/2020     12/25/2016   10/25/2014   4/25/2013      12/25/2010
Payment Windows (mos.)         315 to 358     50 to 228     37 to 156     39 to 115     40 to 89     36 to 71       19 to 43

Class M8
Average Life (yrs.)              28.94           9.25         6.16           4.70         4.03         3.36           1.81
Modified Duration (yrs.)         11.52           6.19         4.61           3.76         3.34         2.86           1.63
First Principal Payment Date   8/25/2033      7/25/2011     6/25/2010     7/25/2010    9/25/2010    4/25/2010      12/25/2008
Last Principal Payment Date    3/25/2037      3/25/2025     7/25/2019     4/25/2016    3/25/2014    10/25/2012      8/25/2010
Payment Windows (mos.)         315 to 358     50 to 214     37 to 146     38 to 107     40 to 82     35 to 65       19 to 39

Class M9
Average Life (yrs.)              28.94           9.12         6.06           4.62         3.93         3.27           1.77
Modified Duration (yrs.)         11.52           6.16         4.57           3.71         3.27         2.80           1.60
First Principal Payment Date   8/25/2033      7/25/2011     6/25/2010     7/25/2010    8/25/2010    3/25/2010      12/25/2008
Last Principal Payment Date    3/25/2037      2/25/2024    10/25/2018     9/25/2015    10/25/2013   6/25/2012       4/25/2010
Payment Windows (mos.)         315 to 358     50 to 201     37 to 137     38 to 100     39 to 77     34 to 61       19 to 35

(1)  Run at a price of 100.0000%.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------


                             Excess Spread Table(1)
                             ----------------------

        Static LIBOR/2/   Fwd LIBOR/3/            Static LIBOR/2/   Fwd LIBOR/3/
Month        (bps)           (bps)        Month       (bps)            (bps)
--------------------------------------------------------------------------------
 1            330             330          41           405             409
 2            242             242          42           391             396
 3            241             241          43           404             408
 4            241             241          44           389             395
 5            242             242          45           389             395
 6            240             240          46           429             433
 7            241             242          47           388             394
 8            239             240          48           398             409
 9            238             240          49           379             382
10            243             246          50           396             401
11            237             241          51           377             383
12            240             245          52           376             382
13            236             240          53           393             399
14            240             244          54           378             384
15            235             241          55           397             402
16            235             241          56           380             386
17            240             246          57           379             386
18            235             242          58           413             419
19            242             250          59           377             384
20            308             320          60           396             403
21            335             350          61           379             380
22            377             392          62           396             398
23            346             366          63           377             380
24            357             377          64           376             378
25            346             359          65           392             395
26            373             380          66           374             377
27            367             373          67           391             393
28            371             376          68           372             375
29            384             389          69           371             374
30            372             379          70           422             425
31            385             390          71           368             371
32            385             392          72           385             388
33            390             398          73           366             365
34            430             436          74           382             382
35            396             405          75           364             364
36            408             417          76           362             362
37            395             395          77           379             379
38            396             398
39            387             391
40            390             394

--------------------------------------------------------------------------------

(1) Excess Spread includes Monthly Excess Interest Amount and the payments, if any, received from the Supplemental Interest Trust.

(2) Assumes 1-month LIBOR remains constant at 5.32000% and 6-month LIBOR remains constant at 5.37000% and run at the Pricing Speed to call.

(3) Assumes 1-month Forward LIBOR and 6-month Forward LIBOR and run at the Pricing Speed to call.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2007-CB5                                                           [LOGO]
$342,804,000 (approximate)
--------------------------------------------------------------------------------

                                Break-Even Tables
                                -----------------

                 Static LIBOR(1)                 Fwd LIBOR(2)
-------------------------------------------------------------------------
                           Collateral                      Collateral
           CDR Break(3)     Loss (%)      CDR Break(3)       Loss (%)
Class M1       30.6          21.13           30.7             21.17
Class M2       24.0          18.14           24.1             18.19
Class M3       20.7          16.43           20.8             16.48
Class M4       17.9          14.84           18.1             14.95
Class M5       15.5          13.36           15.7             13.49
Class M6       13.4          11.97           13.5             12.04
Class M7       11.4          10.55           11.5             10.62
Class M8       10.0           9.49           10.1              9.57
Class M9        8.7           8.46            8.8              8.54
-------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 5.32000% and 6-month LIBOR remains constant at 5.37000% and run at the pricing speed to maturity. Assumes principal and interest advancing, 40% severity rate with a 12 month lag and triggers are in effect at all times.

(2) Assumes 1-month Forward LIBOR and 6-month Forward LIBOR and run at the pricing speed to maturity. Assumes principal and interest advancing, 40% severity rate with a 12 month lag and triggers are in effect at all times.

(3)  CDR Break means when the certificates receive first principal dollar loss.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

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